UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811- 08565

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 12

(This Form N-CSR relates solely to the Registrant’s PGIM Global Real Estate Fund, PGIM Jennison Technology Fund, PGIM Jennison International Small-Mid Cap Opportunities Fund and PGIM Jennison NextGeneration Global Opportunities Fund (each a “Fund” and collectively the “Funds”))

Address of principal executive offices:	655 Broad Street, 6th Floor Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French 655 Broad Street, 6th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2022

Date of reporting period:	10/31/2022

Item 1 – Reports to Stockholders

PGIM GLOBAL REAL ESTATE FUND

ANNUAL REPORT

OCTOBER 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Real Estate is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. ©2022 Prudential Financial, Inc. and its related entities. PGIM Real Estate, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:
We hope you find the annual report for the PGIM Global Real Estate Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of Ukraine. With inflation surging to a 40-year high, the Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Global Real Estate Fund

December 15, 2022

PGIM Global Real Estate Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/22

	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-31.68	-0.53	2.63	—

(without sales charges)	-27.70	0.61	3.21	—

Class C

(with sales charges)	-28.86	0.05	2.57	—

(without sales charges)	-28.25	0.05	2.57	—

Class R

(without sales charges)	-27.90	0.43	3.02	—

Class Z

(without sales charges)	-27.44	1.08	3.62	—

Class R2

(without sales charges)	-27.71	N/A	N/A	0.03 (12/27/2017)

Class R4

(without sales charges)	-27.53	N/A	N/A	0.29 (12/27/2017)

Class R6

(without sales charges)	-27.34	1.21	N/A	3.46 (08/23/2013)

FTSE EPRA/NAREIT Developed Index

	-24.95	-0.17	3.09	—

S&P 500 Index

	-14.60	10.44	12.78	—

Average Annual Total Returns as of 10/31/22 Since Inception (%)

	Class R2, Class R4 (12/27/2017)	Class R6 (08/23/2013)

FTSE EPRA/NAREIT Developed Index	-1.00	3.00

S&P 500 Index	9.88	11.99

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the FTSE EPRA/NAREIT Developed Index and S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2012) and the account values at the end of the current fiscal year (October 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Global Real Estate Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	0.75% (0.50% currently)	None	0.25%	None	None

Shareholder service fees	None	None	None	None	0.10%*	0.10%*	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

FTSE EPRA/NAREIT Developed Index—The Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Developed Index reflects the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the world.

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

*The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2022 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

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Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 10/31/22

Ten Largest Holdings	Real Estate Sectors	Country	% of Net Assets

Prologis, Inc.	Industrial REITs	United States	9.2%

Welltower, Inc.	Health Care REITs	United States	4.3%

Public Storage	Specialized REITs	United States	3.6%

Equity Residential	Residential REITs	United States	3.5%

Digital Realty Trust, Inc.	Specialized REITs	United States	2.8%

Equinix, Inc.	Specialized REITs	United States	2.7%

Mitsui Fudosan Co. Ltd.	Diversified Real Estate Activities	Japan	2.6%

Sun Communities, Inc.	Residential REITs	United States	2.4%

UDR, Inc.	Residential REITs	United States	2.3%

Agree Realty Corp.	Retail REITs	United States	1.9%

Holdings reflect only long-term investments and are subject to change.

PGIM Global Real Estate Fund    7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Global Real Estate Fund’s Class Z shares returned –27.44% in the 12-month reporting period that ended October 31, 2022, underperforming the –24.95% return of the FTSE EPRA/NAREIT Developed Index (the Index).

What were conditions like in the global real estate securities market?

●

Conditions in the US real estate investment trust (REIT) market during the reporting period were largely driven by the US Federal Reserve (Fed) and inflation. Over the summer, the Fed began its restrictive approach with interest rate hikes to fight inflation, following an easy money policy during the COVID-19 era. With six hikes during the first 10 months of 2022, including four 75-bps (basis points) hikes, the range reached its highest level since 2008 at 3.75–4.00%, with further increases expected. (One basis point equals 0.01%.) While REITs typically benefit during periods of high inflation, they are inversely correlated to a rise in rates. During the first 10 months of 2022, the yield on the 10-year Treasury note increased by approximately 230 bps to 3.8%. As a result, the broader REIT market underperformed the S&P 500 Index of large-cap US equities by approximately 5%, with the US REIT sector down approximately 30% overall.

●

Markets saw a deceleration in fundamental trends in real estate (e.g., slowing rent growth and tenant demand) as the US economy started to find its new, post-COVID-19 normal, coupled with the recessionary backdrop, yet earnings results largely held up during the period. However, higher rates affected borrowing costs for REITs, particularly those with higher leverage. In addition, the cost of equity increased due to the move in REITs, making the asset class a less viable source of capital. Combined, these factors led to a period of price discovery in the transaction market and, with bank financing on the sidelines, investment sales as a source of funds became less reliable.

●

The total return of Europe’s REIT market during the period was strongly negative at –45.5% (US dollar total return), as Russia’s invasion of Ukraine plunged the region into disruption against the backdrop of soaring inflation and interest rates. Europe was the worst-performing global region over the period by a wide margin, with Asia Pacific REITs returning –22.8% and North American REITs returning –20.5%. The Ukraine invasion sent European energy markets into chaos, introducing huge volatility in energy prices due to much of Europe’s high degree of dependence on Russian energy supplies. European central banks were behind the Fed in the rate tightening cycle but were forced to accelerate their pace due to inflation levels throughout Europe that quickly surpassed inflation in the US. All European REIT markets produced double-digit negative US dollar returns during the period. Negative local currency returns were compounded by the rising value of the US dollar, which strengthened against all European currencies. Switzerland, thanks to its safe-haven status and more resilient currency, was the best-performing market, with a return of –21%. France, with a return of –30%, was the next-best performer of the major countries, with its dominant retail sector experiencing a bounce back as its economy emerged from lockdowns. The United Kingdom (UK) was next with a return of –40%, performing

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slightly better than the European average due to its lower dependency on Russian energy. Tied in last place—with matching –59% US dollar total returns for the period—were Germany and Sweden (last year’s best performer), where heavily indebted real estate companies faced refinancing challenges and soaring interest costs.

●

Asia evolved from lockdown restrictions in 2020–21 to a more orderly reopening in 2022, underpinned by recovery from COVID-19. This transition greatly benefited stocks perceived to be “reopening” proxies in the region, most notably Japanese hotel REITs and developers. Beyond that, regional REITs experienced broad-based weakness due to rising interest rates, a trend especially pronounced in perceived “growth” names, particularly among industrials. Australia bore the brunt of the selling, with the Australian REIT index down most sharply due to the sector’s higher-yield correlation to the US and fears of escalating inflation. Hong Kong and Singapore REITs—generally viewed as bond proxies with limited growth—followed. Hong Kong and China also faced equity risks that emanated from China’s relentless “Zero-COVID” policies (which seemed to be moderating somewhat late in the period) and the government’s apparent push toward economic socialism.

What worked and didn’t work?

●	All three regions—North America, Europe and Asia Pacific—represented in the Fund underperformed, relative to the Index, during the reporting period.

●

In North America, asset allocation to the US gaming and mall sectors largely drove underperformance. Additionally, stock selection proved weak in Canada, data centers, and triple net (triple net or NNN is a lease agreement on a property whereby the tenant or lessee promises to pay all the expenses of the property, including real estate taxes, building insurance, and maintenance). However, several sectors saw positive relative performance, including industrial, office, and shopping centers.

●

In Europe, the Fund marginally underperformed largely due to a combination of weak stock selection and overweight positions versus the Index in the UK and Belgium. Conversely, an underweight position in Germany contributed positively to performance.

●	In the Asia Pacific region, Australia, Hong Kong, and Japan undermined relative performance, while the Fund held no notably outperforming country positions.

Current Outlook

●

Equity markets are now focused on the pace of Fed hikes and the potential for policy mistakes as stagflation looms. The ongoing Ukraine conflict poses another threat to global economic recovery with surging energy prices adding to tail risks on the downside. In addition, global reopening remains fraught with the risk of subsequent COVID-19 wave impacts amid growing economic and social marginalization. That said, the following themes could remain key areas of focus for the market in the near term:

PGIM Global Real Estate Fund    9

Strategy and Performance Overview* (continued)

●	Stagflation concerns

●	Additional Fed rate hikes

●	The developing energy crisis resulting from the Ukraine conflict

●	The further recovery in reopening names (retail and hospitality)

●

While current market conditions have created uncertainty for REITs and the broader market heading into 2023, most of the impact is likely baked in following the sector’s relative underperformance to equities during the first 10 months of 2022 and versus pre-COVID-19 market conditions. Now that the Fed is eyeing a softer pace of rate hikes, PGIM Real Estate suspects that visibility will provide some cushion for the US REIT sector in 2023. The REIT market’s average implied capitalization rate is attractive at 6.0%, or a roughly 220-bps spread to the 10-year Treasury note. While this spread has compressed relative to the long-term average, given most REITs’ current, depressed net operating income (NOI) levels, this spread appears likely to compress further before reverting to its long-term average. Despite some near-term disruption to NOI growth in certain sectors, PGIM Real Estate expects funds from operations (FFO) per-share growth in the mid-single-digit range in 2023 and 2024.

●

The recent spike in interest rates has created a challenging environment for the US REIT market. Lack of clarity on the direction of rates and limited transaction data have reduced transparency into the underly value of REIT assets. Public markets have likely overreacted to this period of valuation uncertainty by pushing implied cap rates to 6.1% on average for US REITs, a roughly 200-bps spread to the 10-year Treasury note. Furthermore, the underlying fundamentals for most REIT sectors remain favorable, with strong secular demand trends that should serve to cushion operations in the event of a prolonged downturn. This, combined with a relatively defensive and domestic-based business model, should garner increased appeal from equity investors over the next 12–18 months. PGIM Real Estate continues to favor a barbell approach to the Fund’s sector allocation, minimizing unintended factor exposure. Positioning includes increased overweight exposure to industrial REITs, given the sector’s reasonable valuations and significant embedded NOI growth. Industrial REIT portfolios carry average rents 30–40% below market, providing a strong cushion to continue posting above-average earnings growth as leases roll up to market, even in the event of a slowdown in demand. Other sectors with positive outlooks include those with embedded occupancy upside and limited economic sensitivity, such as healthcare and cold storage. Both sectors were negatively impacted by labor-cost pressures during the first 10 months of 2022; such pressure appears likely to moderate in 2023. In addition, occupancy overall remains roughly 400–600 bps below pre-COVID-19 levels, which should allow for significant top-line growth as trends continue to normalize. Conversely, caution appears incrementally more warranted on the self-storage sector following its recent outperformance. Fundamentals seem likely to remain strong, but current valuations leave the group vulnerable to a contraction relative to the broader REIT market. Greater caution

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appears merited on lodging and retail, as both sectors are more susceptible to a downturn in economic growth, and on the office sector where, despite discounted valuations, the sector seems to face the early stages of a multiyear secular headwind.

●

The sharp sell-off in European stock markets during the first 10 months of 2022 has opened up historically wide discounts to net asset values, but the outlook for the region’s economy remains highly uncertain. Threats from inflation, extremely volatile energy prices, and potential recession dominate investment markets. Companies with weak balance sheets remain very significantly discounted as refinancing costs have already increased, and these companies remain exposed to refinancing risk and falling cash flows from further rising debt costs. Cap rates have begun to move up in response to the major upward moves in bond yields and interest rates, but share prices imply a much higher move in cap rates to come in private real estate markets. The interest rate outlook remains highly uncertain as well, as inflation has still not been brought under control, and the outlook for demand is weakening as the risk of a recession increases. PGIM Real Estate has positioned the Fund with a balanced risk profile to help neutralize negative market impacts as much as possible. More defensive stocks with lower leverage and higher cash flow yields have outperformed throughout the recent market sell-off. The energy dependency of the European region and of several continental European economies (notably Germany) does put them at somewhat greater risk of inflation spikes and energy-supply interruptions from the ongoing Ukraine war, but the whole region is directly affected. Governments throughout the region and at the European Union level are developing policy responses to the cost-of-energy crisis, which could help to offset some of the huge, anticipated inflationary shocks. PGIM Real Estate continues to adopt a cautious stance on the European region and monitors the rapidly changing situation to make appropriate portfolio changes.

●

PGIM Real Estate remains positive on the Australian self-storage and manufactured housing sectors, which stand to benefit from structural tailwinds resulting from demographic and market consolidation trends. The Australian retail sector is also in recovery as strong retail sales growth and inflation push up rents. Hong Kong is gradually moving away from restrictive COVID-19-era policies. Accordingly, PGIM Real Estate has positioned the Fund with exposure to non-discretionary retail for reopening and potential minimum wage increases in early 2023. PGIM Real Estate is neutral with respect to Japanese developers, preferring names that exhibit strong shareholder returns and provide greater reopening exposure. The Fund holds overweight exposure to Japanese REITs, particularly the heavily discounted hospitality names that benefit from reopening. In Singapore, the Fund is overweight developers in the form of fund manager/landlord plays, particularly diversified office/retail names that are reopening proxies and industrial names with solid rental growth. China’s current zero-COVID strategy and the correction of the housing market pose significant risks to that country’s economic outlook. The way China deals with these challenges will be major variables affecting the region’s economy. For the rest of Asia, domestic recovery and border reopening are coming up against inflationary pressures. Similarly, a strong

PGIM Global Real Estate Fund    11

Strategy and Performance Overview* (continued)

recovery in the US could stoke inflationary pressures beyond mere transitory impacts. This could drive expectations of quicker and additional interest rate hikes. Supply-chain concerns could hamper growth while creating an inflation spiral that is harder to arrest. Within the Fund’s individual sectors, a sharper rise in long-term real interest rates could negatively impact regional REIT valuations. In the event of setbacks on the geopolitical front and potential COVID-19 variants, risk appetite could remain in check heading into 2023.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Comments on Largest Holdings (unaudited)

9.2% Prologis Inc., Industrial REITs

Prologis is an owner, operator, and developer of industrial real estate, focused on global and regional markets across the Americas, Europe, and Asia. The company also leases modern distribution facilities to customers, including manufacturers, retailers, transportation companies, third-party logistics providers, and other enterprises.

4.3% Welltower Inc., Health Care REITs

Welltower invests in senior housing operators, post-acute providers, and health systems, and delivers the healthcare infrastructure necessary to facilitate better treatment. Welltower serves customers in the US, Canada, and the UK.

3.6% Public Storage, Specialized REITs

Public Storage acquires, develops, owns, and operates self-storage facilities in the US. Public Storage also owns an equity interest in an owner and operator of self-storage facilities in Europe.

3.5% Equity Residential, Residential REITs

Equity Residential acquires, develops, and manages apartment complexes in the US.

2.9% Digital Realty Trust Inc., Specialized REITs

Digital Realty Trust owns, acquires, repositions, and manages technology-related real estate. The company’s properties contain applications and operations critical to the day-to-day operations of technology industry tenants and corporate enterprise data center tenants. Digital’s property portfolio is located throughout the US and in England.

PGIM Global Real Estate Fund    13

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Global Real Estate Fund		Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 772.80	1.33%	$ 5.94

	Hypothetical	$1,000.00	$1,018.50	1.33%	$ 6.77

Class C	Actual	$1,000.00	$ 769.80	2.08%	$ 9.28

	Hypothetical	$1,000.00	$1,014.72	2.08%	$10.56

Class R	Actual	$1,000.00	$ 771.70	1.56%	$ 6.97

	Hypothetical	$1,000.00	$1,017.34	1.56%	$ 7.93

Class Z	Actual	$1,000.00	$ 774.20	0.95%	$ 4.25

	Hypothetical	$1,000.00	$1,020.42	0.95%	$ 4.84

Class R2	Actual	$1,000.00	$ 773.00	1.30%	$ 5.81

	Hypothetical	$1,000.00	$1,018.65	1.30%	$ 6.61

Class R4	Actual	$1,000.00	$ 773.80	1.05%	$ 4.69

	Hypothetical	$1,000.00	$1,019.91	1.05%	$ 5.35

Class R6	Actual	$1,000.00	$ 774.70	0.80%	$ 3.58

	Hypothetical	$1,000.00	$1,021.17	0.80%	$ 4.08

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Global Real Estate Fund    15

Schedule of Investments

as of October 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 99.4%

COMMON STOCKS

Australia 3.6%

Goodman Group, REIT	534	$5,810
Ingenia Communities Group, REIT	1,115,647	2,799,591
National Storage REIT, REIT	6,132,239	10,261,280
Scentre Group, REIT	8,743,387	16,271,642
Shopping Centres Australasia Property Group, REIT	1,758,320	3,062,497

		32,400,820

Belgium 2.0%

Aedifica SA, REIT	74,207	5,659,234
Cofinimmo SA, REIT	21,793	1,807,413
Shurgard Self Storage SA	183,633	7,995,558
VGP NV	40,842	3,096,821

		18,559,026

Canada 3.0%

Boardwalk Real Estate Investment Trust, REIT	105,174	3,742,677
InterRent Real Estate Investment Trust, REIT	777,175	6,543,250
Summit Industrial Income REIT, REIT	1,310,070	16,741,894

		27,027,821

Finland 0.8%

Kojamo OYJ	575,037	7,483,889

France 0.7%

Klepierre SA, REIT*	310,164	6,233,756

Hong Kong 4.2%

CK Asset Holdings Ltd.	1,681,458	9,296,060
Link REIT, REIT	1,996,219	11,798,886
Sun Hung Kai Properties Ltd.	1,059,298	11,383,557
Swire Properties Ltd.	2,009,443	3,861,976
Wharf Real Estate Investment Co. Ltd.	368,700	1,452,700

		37,793,179

Japan 11.3%

GLP J-REIT, REIT	9,738	10,099,107
Hoshino Resorts REIT, Inc., REIT	1,234	5,857,277
Invincible Investment Corp., REIT	28,999	9,103,178
Japan Hotel REIT Investment Corp., REIT	15,010	7,908,124

See Notes to Financial Statements.

PGIM Global Real Estate Fund    17

Schedule of Investments   (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)

Japan Metropolitan Fund Investment Corp., REIT	11,710	$8,627,101
Mitsubishi Estate Co. Ltd.	621,786	7,819,145
Mitsui Fudosan Co. Ltd.	1,225,009	23,456,930
Nippon Accommodations Fund, Inc., REIT	1,490	6,344,891
Nippon Building Fund, Inc., REIT	2,096	9,317,234
Nomura Real Estate Master Fund, Inc., REIT	7,478	8,531,141
Tokyu Fudosan Holdings Corp.	1,077,080	5,464,646

		102,528,774

Singapore 3.9%

CapitaLand Ascendas REIT, REIT	5,710,389	10,565,317
CapitaLand Integrated Commercial Trust, REIT	7,532,359	9,996,605
Capitaland Investment Ltd.	3,919,636	8,335,678
Digital Core REIT Management Pte Ltd., REIT	1,106,695	552,986
Lendlease Global Commercial REIT, REIT	11,980,819	5,930,065

		35,380,651

Sweden 1.6%

Castellum AB	228,341	2,610,874
Fastighets AB Balder (Class B Stock)*	414,236	1,554,895
Pandox AB*	690,740	8,458,897
Samhallsbyggnadsbolaget i Norden AB(a)	1,351,933	1,857,401

		14,482,067

Switzerland 0.6%

PSP Swiss Property AG	18,785	2,006,798
Swiss Prime Site AG	39,737	3,206,496

		5,213,294

United Kingdom 4.7%

Big Yellow Group PLC, REIT	571,455	7,353,238
British Land Co. PLC (The), REIT	507,988	2,130,955
Grainger PLC	3,170,976	8,244,831
Land Securities Group PLC, REIT	617,138	4,035,396
Segro PLC, REIT	1,427,867	12,850,809
Tritax Big Box REIT PLC, REIT	3,343,830	5,376,693
UNITE Group PLC (The), REIT	233,810	2,388,360

		42,380,282

See Notes to Financial Statements.

18

Description	Shares	Value

COMMON STOCKS (Continued)

United States 63.0%

Agree Realty Corp., REIT	257,136	$17,665,243
American Homes 4 Rent (Class A Stock), REIT	304,376	9,721,769
Americold Realty Trust, Inc., REIT	665,420	16,136,435
Apple Hospitality REIT, Inc., REIT	165,475	2,832,932
Boston Properties, Inc., REIT(a)	35,667	2,592,991
Brixmor Property Group, Inc., REIT	583,870	12,442,270
Camden Property Trust, REIT	137,650	15,905,458
Community Healthcare Trust, Inc., REIT	260,115	8,999,979
CubeSmart, REIT	214,219	8,969,350
Digital Realty Trust, Inc., REIT	258,070	25,871,517
Equinix, Inc., REIT	43,906	24,870,115
Equity LifeStyle Properties, Inc., REIT	120,337	7,696,755
Equity Residential, REIT	496,960	31,318,419
Essential Properties Realty Trust, Inc., REIT	589,745	12,691,312
Extra Space Storage, Inc., REIT	8,276	1,468,493
First Industrial Realty Trust, Inc., REIT	79,567	3,789,776
Healthcare Realty Trust, Inc., REIT(a)	535,378	10,884,235
Host Hotels & Resorts, Inc., REIT	516,845	9,758,034
Independence Realty Trust, Inc., REIT	730,286	12,239,593
Invitation Homes, Inc., REIT	167,397	5,304,811
Kimco Realty Corp., REIT	274,870	5,876,721
Kite Realty Group Trust, REIT	357,284	7,017,058
Life Storage, Inc., REIT	38,685	4,278,948
Medical Properties Trust, Inc., REIT(a)	1,005,604	11,514,166
Mid-America Apartment Communities, Inc., REIT	16,435	2,587,691
National Retail Properties, Inc., REIT	241,906	10,167,309
NETSTREIT Corp., REIT	417,378	7,855,054
Omega Healthcare Investors, Inc., REIT	539,548	17,146,835
Prologis, Inc., REIT	750,083	83,071,692
Public Storage, REIT	105,664	32,729,424
Realty Income Corp., REIT	213,346	13,285,055
Regency Centers Corp., REIT(a)	165,307	10,002,727
Rexford Industrial Realty, Inc., REIT	93,214	5,152,870
Simon Property Group, Inc., REIT	115,221	12,556,785
Spirit Realty Capital, Inc., REIT	372,447	14,462,117
Sun Communities, Inc., REIT	160,777	21,680,778
UDR, Inc., REIT	522,492	20,774,282
Ventas, Inc., REIT	77,034	3,014,340
VICI Properties, Inc., REIT(a)	228,897	7,329,282
Welltower, Inc., REIT(a)	641,010	39,127,250

		570,789,871

TOTAL LONG-TERM INVESTMENTS (cost $933,532,232)		900,273,430

See Notes to Financial Statements.

PGIM Global Real Estate Fund    19

Schedule of Investments   (continued)

as of October 31, 2022

Description	Shares	Value

SHORT-TERM INVESTMENTS 5.7%

AFFILIATED MUTUAL FUND 5.2%
PGIM Institutional Money Market Fund (cost $47,577,154; includes $47,438,056 of cash collateral for securities on loan)(b)(wa)	47,618,381	$47,575,524

UNAFFILIATED FUND 0.5%
Dreyfus Government Cash Management (Institutional Shares) (cost $4,184,014)	4,184,014	4,184,014

TOTAL SHORT-TERM INVESTMENTS (cost $51,761,168)		51,759,538

TOTAL INVESTMENTS 105.1% (cost $985,293,400)		952,032,968
Liabilities in excess of other assets (5.1)%		(46,364,731)

NET ASSETS 100.0%		$905,668,237

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $46,212,820; cash collateral of $47,438,056 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

See Notes to Financial Statements.

20

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$—	$32,400,820	$—
Belgium	—	18,559,026	—
Canada	27,027,821	—	—
Finland	—	7,483,889	—
France	—	6,233,756	—
Hong Kong	—	37,793,179	—
Japan	—	102,528,774	—
Singapore	—	35,380,651	—
Sweden	—	14,482,067	—
Switzerland	—	5,213,294	—
United Kingdom	—	42,380,282	—
United States	570,789,871	—	—
Short-Term Investments
Affiliated Mutual Fund	47,575,524	—	—
Unaffiliated Fund	4,184,014	—	—

Total	$649,577,230	$302,455,738	$—

See Notes to Financial Statements.

PGIM Global Real Estate Fund    21

Schedule of Investments   (continued)

as of October 31, 2022

Sector Classification:

The sector classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2022 were as follows:

Retail REITs	19.2%
Industrial REITs	18.2
Residential REITs	16.4
Specialized REITs	13.6
Health Care REITs	10.8
Real Estate Operating Companies	6.6
Diversified Real Estate Activities	5.4
Affiliated Mutual Fund (5.2% represents investments purchased with collateral from securities on loan)	5.2
Hotel & Resort REITs	3.9

Diversified REITs	3.0%
Office REITs	1.3
Real Estate Development	1.0
Unaffiliated Fund	0.5

105.1
Liabilities in excess of other assets	(5.1)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$46,212,820	$(46,212,820)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

22

Statement of Assets and Liabilities

as of October 31, 2022

Assets
Investments at value, including securities on loan of $46,212,820:
Unaffiliated investments (cost $937,716,246)	$904,457,444
Affiliated investments (cost $47,577,154)	47,575,524
Foreign currency, at value (cost $14)	13
Receivable for investments sold	12,044,271
Receivable for Fund shares sold	4,208,316
Dividends receivable	1,869,830
Tax reclaim receivable	899,375
Prepaid expenses	17,519

Total Assets	971,072,292

Liabilities
Payable to broker for collateral for securities on loan	47,438,056
Payable for investments purchased	10,308,984
Payable for Fund shares purchased	6,658,397
Management fee payable	561,357
Accrued expenses and other liabilities	388,591
Distribution fee payable	35,028
Affiliated transfer agent fee payable	11,915
Trustees’ fees payable	1,727

Total Liabilities	65,404,055

Net Assets	$905,668,237

Net assets were comprised of:
Shares of beneficial interest, at par	$53,730
Paid-in capital in excess of par	985,617,899
Total distributable earnings (loss)	(80,003,392)

Net assets, October 31, 2022	$905,668,237

See Notes to Financial Statements.

PGIM Global Real Estate Fund    23

Statement of Assets and Liabilities

as of October 31, 2022

Class A
Net asset value and redemption price per share, ($101,666,235 ÷ 6,064,008 shares of beneficial interest issued and outstanding)	$16.77
Maximum sales charge (5.50% of offering price)	0.98

Maximum offering price to public	$17.75

Class C
Net asset value, offering price and redemption price per share, ($6,120,458 ÷ 377,252 shares of beneficial interest issued and outstanding)	$16.22

Class R
Net asset value, offering price and redemption price per share, ($9,440,648 ÷ 565,259 shares of beneficial interest issued and outstanding)	$16.70

Class Z
Net asset value, offering price and redemption price per share, ($475,896,037 ÷ 28,197,333 shares of beneficial interest issued and outstanding)	$16.88

Class R2
Net asset value, offering price and redemption price per share, ($2,244,500 ÷ 133,286 shares of beneficial interest issued and outstanding)	$16.84

Class R4
Net asset value, offering price and redemption price per share, ($757,043 ÷ 44,926 shares of beneficial interest issued and outstanding)	$16.85

Class R6
Net asset value, offering price and redemption price per share, ($309,543,316 ÷ 18,348,288 shares of beneficial interest issued and outstanding)	$16.87

See Notes to Financial Statements.

24

Statement of Operations

Year Ended October 31, 2022

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $1,203,515 foreign withholding tax)	$34,268,263
Income from securities lending, net (including affiliated income of $59,448)	75,612
Affiliated dividend income	1,432

Total income	34,345,307

Expenses
Management fee	9,153,070
Distribution fee(a)	601,627
Shareholder servicing fees(a)	2,429
Transfer agent’s fees and expenses (including affiliated expense of $73,742)(a)	1,265,046
Custodian and accounting fees	166,083
Registration fees(a)	98,933
Shareholders’ reports	70,980
Legal fees and expenses	32,101
Audit fee	28,900
Trustees’ fees	25,090
Miscellaneous	113,568

Total expenses	11,557,827
Less: Fee waiver and/or expense reimbursement(a)	(11,795)
Distribution fee waiver(a)	(29,816)

Net expenses	11,516,216

Net investment income (loss)	22,829,091

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(3,992))	(25,291,675)
Foreign currency transactions	(156,694)

(25,448,369)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1,630))	(358,654,667)
Foreign currencies	(170,270)

(358,824,937)

Net gain (loss) on investment and foreign currency transactions	(384,273,306)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(361,444,215)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	398,387	108,987	89,449	—	4,804	—	—
Shareholder servicing fees	—	—	—	—	1,589	840	—
Transfer agent’s fees and expenses	274,997	15,344	24,796	927,622	3,535	1,532	17,220
Registration fees	15,898	10,999	4,781	38,146	4,781	6,781	17,547
Fee waiver and/or expense reimbursement	—	—	—	—	(4,871)	(6,924)	—
Distribution fee waiver	—	—	(29,816)	—	—	—	—

See Notes to Financial Statements.

PGIM Global Real Estate Fund    25

Statements of Changes in Net Assets

	Year Ended October 31,

	2022	2021

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$22,829,091	$18,494,915
Net realized gain (loss) on investment and foreign currency transactions	(25,448,369)	212,197,676
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(358,824,937)	196,417,317

Net increase (decrease) in net assets resulting from operations	(361,444,215)	427,109,908

Dividends and Distributions

Distributions from distributable earnings
Class A	(22,148,204)	(1,508,193)
Class C	(2,018,563)	(98,634)
Class R	(2,024,567)	(109,922)
Class Z	(111,461,258)	(9,707,872)
Class R2	(123,215)	(4,645)
Class R4	(130,996)	(10,595)
Class R6	(70,680,242)	(7,316,802)

	(208,587,045)	(18,756,663)

Tax return of capital distributions
Class A	(1,081,194)	—
Class C	(98,539)	—
Class R	(98,832)	—
Class Z	(5,441,128)	—
Class R2	(6,015)	—
Class R4	(6,394)	—
Class R6	(3,450,349)	—

	(10,182,451)	—

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	304,727,057	312,798,775
Net asset value of shares issued in reinvestment of dividends and distributions	201,004,370	17,101,728
Cost of shares purchased	(542,575,318)	(367,662,340)

Net increase (decrease) in net assets from Fund share transactions	(36,843,891)	(37,761,837)

Total increase (decrease)	(617,057,602)	370,591,408

Net Assets:
Beginning of year	1,522,725,839	1,152,134,431

End of year	$905,668,237	$1,522,725,839

See Notes to Financial Statements.

26

Financial Highlights

Class A Shares
	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$27.44	$20.05	$27.31	$22.97	$24.07
Income (loss) from investment operations:
Net investment income (loss)	0.34	0.25	0.31	0.36	0.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.86)	7.41	(4.45)	4.87	(0.36)
Total from investment operations	(6.52)	7.66	(4.14)	5.23	0.06
Less Dividends and Distributions:
Dividends from net investment income	(0.55)	(0.27)	(0.88)	(0.51)	(0.74)
Tax return of capital distributions	(0.18)	-	(0.25)	-	-
Distributions from net realized gains	(3.42)	-	(1.99)	(0.38)	(0.42)
Total dividends and distributions	(4.15)	(0.27)	(3.12)	(0.89)	(1.16)
Net asset value, end of year	$16.77	$27.44	$20.05	$27.31	$22.97
Total Return(b):	(27.70)%	38.32%	(16.64)%	23.50%	0.11%

Ratios/Supplemental Data:
Net assets, end of year (000)	$101,666	$153,763	$122,346	$169,987	$161,591
Average net assets (000)	$132,796	$140,808	$139,599	$160,416	$231,191
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.31%	1.30%	1.42%	1.50%	1.46%
Expenses before waivers and/or expense reimbursement	1.31%	1.30%	1.42%	1.50%	1.46%
Net investment income (loss)	1.60%	1.00%	1.40%	1.43%	1.79%
Portfolio turnover rate(d)	108%	149%	158%	82%	57%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Real Estate Fund    27

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$26.68	$19.51	$26.69	$22.46	$23.57
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.10	0.19	0.25	0.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.62)	7.20	(4.34)	4.77	(0.35)
Total from investment operations	(6.46)	7.30	(4.15)	5.02	(0.05)
Less Dividends and Distributions:
Dividends from net investment income	(0.40)	(0.13)	(0.79)	(0.41)	(0.64)
Tax return of capital distributions	(0.18)	-	(0.25)	-	-
Distributions from net realized gains	(3.42)	-	(1.99)	(0.38)	(0.42)
Total dividends and distributions	(4.00)	(0.13)	(3.03)	(0.79)	(1.06)
Net asset value, end of year	$16.22	$26.68	$19.51	$26.69	$22.46
Total Return(b):	(28.25)%	37.48%	(17.11)%	23.05%	(0.36)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$ 6,120	$14,756	$23,586	$54,343	$67,679
Average net assets (000)	$10,899	$18,469	$38,807	$62,207	$82,784
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.03%	1.95%	1.95%	1.91%	1.92%
Expenses before waivers and/or expense reimbursement	2.03%	1.95%	1.95%	1.91%	1.92%
Net investment income (loss)	0.75%	0.41%	0.90%	1.05%	1.29%
Portfolio turnover rate(d)	108%	149%	158%	82%	57%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

28

Class R Shares
	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$27.36	$19.97	$27.24	$22.90	$24.01
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.20	0.27	0.33	0.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.82)	7.38	(4.44)	4.88	(0.38)
Total from investment operations	(6.55)	7.58	(4.17)	5.21	0.02
Less Dividends and Distributions:
Dividends from net investment income	(0.51)	(0.19)	(0.86)	(0.49)	(0.71)
Tax return of capital distributions	(0.18)	-	(0.25)	-	-
Distributions from net realized gains	(3.42)	-	(1.99)	(0.38)	(0.42)
Total dividends and distributions	(4.11)	(0.19)	(3.10)	(0.87)	(1.13)
Net asset value, end of year	$16.70	$27.36	$19.97	$27.24	$22.90
Total Return(b):	(27.90)%	38.08%	(16.82)%	23.45%	(0.06)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$ 9,441	$14,415	$12,562	$19,815	$19,864
Average net assets (000)	$11,927	$14,099	$15,354	$19,694	$24,550
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.53%	1.52%	1.58%	1.58%	1.60%
Expenses before waivers and/or expense reimbursement	1.78%	1.77%	1.83%	1.83%	1.85%
Net investment income (loss)	1.26%	0.80%	1.25%	1.35%	1.70%
Portfolio turnover rate(d)	108%	149%	158%	82%	57%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Real Estate Fund    29

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$27.60	$20.15	$27.45	$23.07	$24.17
Income (loss) from investment operations:
Net investment income (loss)	0.41	0.34	0.42	0.50	0.55
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.90)	7.46	(4.48)	4.92	(0.36)
Total from investment operations	(6.49)	7.80	(4.06)	5.42	0.19
Less Dividends and Distributions:
Dividends from net investment income	(0.63)	(0.35)	(1.00)	(0.66)	(0.87)
Tax return of capital distributions	(0.18)	-	(0.25)	-	-
Distributions from net realized gains	(3.42)	-	(1.99)	(0.38)	(0.42)
Total dividends and distributions	(4.23)	(0.35)	(3.24)	(1.04)	(1.29)
Net asset value, end of year	$16.88	$27.60	$20.15	$27.45	$23.07
Total Return(b):	(27.44)%	38.87%	(16.26)%	24.27%	0.64%

Ratios/Supplemental Data:
Net assets, end of year (000)	$475,896	$755,205	$609,899	$1,030,064	$974,596
Average net assets (000)	$656,463	$696,648	$794,641	$971,722	$1,175,745
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.93%	0.92%	0.94%	0.92%	0.93%
Expenses before waivers and/or expense reimbursement	0.93%	0.92%	0.94%	0.92%	0.93%
Net investment income (loss)	1.89%	1.38%	1.90%	2.01%	2.32%
Portfolio turnover rate(d)	108%	149%	158%	82%	57%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

30

Class R2 Shares
					December 27, 2017(a) through October 31, 2018
	Year Ended October 31,
	2022	2021	2020	2019

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$27.54	$20.11	$27.40	$23.05	$24.10
Income (loss) from investment operations:
Net investment income (loss)	0.38	0.25	0.32	0.34	0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.93)	7.43	(4.45)	4.97	(0.96)
Total from investment operations	(6.55)	7.68	(4.13)	5.31	(0.72)
Less Dividends and Distributions:
Dividends from net investment income	(0.55)	(0.25)	(0.92)	(0.58)	(0.33)
Tax return of capital distributions	(0.18)	-	(0.25)	-	-
Distributions from net realized gains	(3.42)	-	(1.99)	(0.38)	-
Total dividends and distributions	(4.15)	(0.25)	(3.16)	(0.96)	(0.33)
Net asset value, end of period	$16.84	$27.54	$20.11	$27.40	$23.05
Total Return(c):	(27.71)%	38.33%	(16.56)%	23.77%	(3.01)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,245	$689	$237	$222	$10
Average net assets (000)	$1,921	$444	$223	$69	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.30%	1.30%	1.30%	1.30%	1.30	%(e)
Expenses before waivers and/or expense reimbursement	1.55%	2.44%	7.86%	19.11%	209.91	%(e)
Net investment income (loss)	1.87%	0.97%	1.48%	1.28%	1.22	%(e)
Portfolio turnover rate(f)	108%	149%	158%	82%	57%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Real Estate Fund    31

Financial Highlights (continued)

Class R4 Shares
					December 27, 2017(a) through October 31, 2018
	Year Ended October 31,
	2022	2021	2020	2019

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$27.56	$20.12	$27.41	$23.06	$24.10
Income (loss) from investment operations:
Net investment income (loss)	0.38	0.31	0.39	0.47	(0.27)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.89)	7.44	(4.47)	4.90	(0.39)
Total from investment operations	(6.51)	7.75	(4.08)	5.37	(0.66)
Less Dividends and Distributions:
Dividends from net investment income	(0.60)	(0.31)	(0.97)	(0.64)	(0.38)
Tax return of capital distributions	(0.18)	-	(0.25)	-	-
Distributions from net realized gains	(3.42)	-	(1.99)	(0.38)	-
Total dividends and distributions	(4.20)	(0.31)	(3.21)	(1.02)	(0.38)
Net asset value, end of period	$16.85	$27.56	$20.12	$27.41	$23.06
Total Return(c):	(27.53)%	38.68%	(16.35)%	24.08%	(2.77)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$757	$937	$658	$577	$295
Average net assets (000)	$840	$839	$616	$409	$24
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.05%	1.05%	1.05%	1.05%	1.05	%(e)
Expenses before waivers and/or expense reimbursement	1.87%	1.78%	3.39%	4.06%	87.40	%(e)
Net investment income (loss)	1.78%	1.26%	1.78%	1.86%	(1.35	)%(e)
Portfolio turnover rate(f)	108%	149%	158%	82%	57%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

32

Class R6 Shares
	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$27.59	$20.14	$27.44	$23.06	$24.17
Income (loss) from investment operations:
Net investment income (loss)	0.43	0.37	0.44	0.54	0.53
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.89)	7.46	(4.47)	4.90	(0.32)
Total from investment operations	(6.46)	7.83	(4.03)	5.44	0.21
Less Dividends and Distributions:
Dividends from net investment income	(0.66)	(0.38)	(1.03)	(0.68)	(0.90)
Tax return of capital distributions	(0.18)	-	(0.25)	-	-
Distributions from net realized gains	(3.42)	-	(1.99)	(0.38)	(0.42)
Total dividends and distributions	(4.26)	(0.38)	(3.27)	(1.06)	(1.32)
Net asset value, end of year	$16.87	$27.59	$20.14	$27.44	$23.06
Total Return(b):	(27.34)%	39.05%	(16.14)%	24.42%	0.74%

Ratios/Supplemental Data:
Net assets, end of year (000)	$309,543	$582,961	$382,847	$438,023	$863,357
Average net assets (000)	$405,564	$483,697	$383,591	$711,529	$896,240
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.79%	0.79%	0.80%	0.79%	0.80%
Expenses before waivers and/or expense reimbursement	0.79%	0.79%	0.80%	0.79%	0.80%
Net investment income (loss)	1.97%	1.50%	2.01%	2.19%	2.23%
Portfolio turnover rate(d)	108%	149%	158%	82%	57%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Global Real Estate Fund    33

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 12 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Global Real Estate Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is capital appreciation and income.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

34

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of

PGIM Global Real Estate Fund    35

Notes to Financial Statements (continued)

the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the

36

Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates

PGIM Global Real Estate Fund    37

Notes to Financial Statements (continued)

by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Tax reform legislation commonly referred to as the Tax Cuts and Jobs Act permits a direct REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends. The tax legislation did not expressly permit regulated investment companies (“RICs”) paying dividends attributable to such income to pass through this special treatment to its shareholders. On January 18, 2019, the Internal Revenue Service issued final regulations that permit RICs to pass through “qualified REIT dividends” to their shareholders.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Quarterly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

38

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc. (which provides subadvisory services to the Fund through its business unit, PGIM Real Estate) and PGIM Real Estate (UK) Limited, an indirect wholly-owned subsidiary of PGIM, Inc. (collectively, the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.75% of average daily net assets to $5 billion;	0.75%
0.74% of average daily net assets from $5 billion to $10 billion;
0.73% of average daily net assets over $10 billion.

The Manager has contractually agreed, through February 29, 2024, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	—%

PGIM Global Real Estate Fund    39

Notes to Financial Statements (continued)

Class	Expense Limitations
C	—%
R	—
Z	—
R2	1.30
R4	1.05
R6	—

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through February 29, 2024 to limit such fees on certain classes based on the average daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to compensate Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers for services rendered to the shareholders of such Class R2 or Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

The Fund’s annual gross and net distribution rate and maximum shareholder service fee, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee	Shareholder Service Fee
A	0.30%	0.30%	N/A	%
C	1.00	1.00	N/A
R	0.75	0.50	N/A
Z	N/A	N/A	N/A
R2	0.25	0.25	0.10
R4	N/A	N/A	0.10
R6	N/A	N/A	N/A

For the year ended October 31, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales

40

charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$39,744	$101
C	—	2,859

PGIM Investments, PGIM, Inc., PIMS, PGIM Real Estate (UK) Limited and PMFS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

PMFS serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s and shareholder servicing agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2022, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales
$1,310,678,917	$1,538,593,295

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2022, is presented as follows:

PGIM Global Real Estate Fund    41

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 3,308,653	$ 52,511,894	$ 55,820,547	$ —	$ —	$ —	—	$ 1,432

PGIM Institutional Money Market Fund(1)(b)(wa)
9,797,288	462,608,408	424,824,550	(1,630)	(3,992)	47,575,524	47,618,381	59,448	(2)
$13,105,941	$515,120,302	$480,645,097	$(1,630)	$(3,992)	$47,575,524		$60,880

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2022, the tax character of dividends paid by the Fund were $133,576,028 of ordinary income, $75,011,017 of long-term capital gains and $10,182,451 of tax return of capital. For the year ended October 31, 2021, the tax character of dividends paid by the Fund was $18,756,663 of ordinary income.

As of October 31, 2022, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$1,007,615,175	$75,254,612	$(130,836,819)	$(55,582,207)

The difference between GAAP and tax basis were primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2022 of approximately $24,421,000 which can be carried forward for an unlimited period.

42

No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2022 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, currently divided into seven classes, designated Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6.

As of October 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
A	2,761	0.1%
R	54,776	9.7
Z	66,517	0.2
R4	602	1.3
R6	2,450,691	13.4

PGIM Global Real Estate Fund    43

Notes to Financial Statements (continued)

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	6	54.5

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended October 31, 2022:
Shares sold	567,952	$12,442,743
Shares issued in reinvestment of dividends and distributions	897,713	20,594,349
Shares purchased	(1,126,315)	(23,846,482)
Net increase (decrease) in shares outstanding before conversion	339,350	9,190,610
Shares issued upon conversion from other share class(es)	239,974	5,118,920
Shares purchased upon conversion into other share class(es)	(118,834)	(2,627,316)
Net increase (decrease) in shares outstanding	460,490	$11,682,214

Year ended October 31, 2021:
Shares sold	407,683	$10,110,581
Shares issued in reinvestment of dividends and distributions	53,233	1,328,132
Shares purchased	(1,402,409)	(33,506,582)
Net increase (decrease) in shares outstanding before conversion	(941,493)	(22,067,869)
Shares issued upon conversion from other share class(es)	562,458	13,619,113
Shares purchased upon conversion into other share class(es)	(120,176)	(2,926,197)
Net increase (decrease) in shares outstanding	(499,211)	$(11,374,953)

Class C
Year ended October 31, 2022:
Shares sold	79,396	$1,781,200
Shares issued in reinvestment of dividends and distributions	90,254	2,027,183
Shares purchased	(173,076)	(3,417,630)
Net increase (decrease) in shares outstanding before conversion	(3,426)	390,753
Shares purchased upon conversion into other share class(es)	(172,356)	(3,661,311)
Net increase (decrease) in shares outstanding	(175,782)	$(3,270,558)

44

Share Class	Shares	Amount

Year ended October 31, 2021:
Shares sold	121,351	$2,846,504
Shares issued in reinvestment of dividends and distributions	3,982	94,277
Shares purchased	(223,381)	(5,044,023)
Net increase (decrease) in shares outstanding before conversion	(98,048)	(2,103,242)
Shares issued upon conversion from other share class(es)	709	15,262
Shares purchased upon conversion into other share class(es)	(558,419)	(13,107,346)
Net increase (decrease) in shares outstanding	(655,758)	$(15,195,326)

Class R
Year ended October 31, 2022:
Shares sold	67,120	$1,312,971
Shares issued in reinvestment of dividends and distributions	92,540	2,119,436
Shares purchased	(121,304)	(2,695,090)
Net increase (decrease) in shares outstanding	38,356	$737,317

Year ended October 31, 2021:
Shares sold	54,750	$1,324,356
Shares issued in reinvestment of dividends and distributions	4,407	109,312
Shares purchased	(161,174)	(3,931,897)
Net increase (decrease) in shares outstanding	(102,017)	$(2,498,229)

Class Z
Year ended October 31, 2022:
Shares sold	8,056,054	$174,012,186
Shares issued in reinvestment of dividends and distributions	4,505,589	103,779,146
Shares purchased	(10,891,695)	(226,823,374)
Net increase (decrease) in shares outstanding before conversion	1,669,948	50,967,958
Shares issued upon conversion from other share class(es)	150,985	3,413,785
Shares purchased upon conversion into other share class(es)	(986,179)	(16,588,201)
Net increase (decrease) in shares outstanding	834,754	$37,793,542

Year ended October 31, 2021:
Shares sold	5,504,159	$135,563,665
Shares issued in reinvestment of dividends and distributions	333,685	8,415,884
Shares purchased	(8,101,151)	(194,829,511)
Net increase (decrease) in shares outstanding before conversion	(2,263,307)	(50,849,962)
Shares issued upon conversion from other share class(es)	184,568	4,528,865
Shares purchased upon conversion into other share class(es)	(828,846)	(20,770,321)
Net increase (decrease) in shares outstanding	(2,907,585)	$(67,091,418)

PGIM Global Real Estate Fund    45

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Class R2
Year ended October 31, 2022:
Shares sold	150,140	$3,269,850
Shares issued in reinvestment of dividends and distributions	5,994	129,230
Shares purchased	(47,862)	(977,543)
Net increase (decrease) in shares outstanding	108,272	$2,421,537

Year ended October 31, 2021:
Shares sold	12,587	$301,407
Shares issued in reinvestment of dividends and distributions	182	4,645
Shares purchased	(5,923)	(148,924)
Net increase (decrease) in shares outstanding before conversion	6,846	157,128
Shares issued upon conversion from other share class(es)	6,391	173,400
Net increase (decrease) in shares outstanding	13,237	$330,528

Class R4
Year ended October 31, 2022:
Shares sold	13,329	$278,741
Shares issued in reinvestment of dividends and distributions	3,083	70,598
Shares purchased	(5,493)	(134,725)
Net increase (decrease) in shares outstanding	10,919	$214,614

Year ended October 31, 2021:
Shares sold	12,931	$306,419
Shares issued in reinvestment of dividends and distributions	230	5,767
Shares purchased	(12,522)	(297,162)
Net increase (decrease) in shares outstanding before conversion	639	15,024
Shares issued upon conversion from other share class(es)	1,337	30,167
Shares purchased upon conversion into other share class(es)	(687)	(15,262)
Net increase (decrease) in shares outstanding	1,289	$29,929

Class R6
Year ended October 31, 2022:
Shares sold	5,120,366	$111,629,366
Shares issued in reinvestment of dividends and distributions	3,138,261	72,284,428
Shares purchased	(11,917,267)	(284,680,474)
Net increase (decrease) in shares outstanding before conversion	(3,658,640)	(100,766,680)
Shares issued upon conversion from other share class(es)	886,491	14,464,541
Shares purchased upon conversion into other share class(es)	(5,922)	(120,418)
Net increase (decrease) in shares outstanding	(2,778,071)	$(86,422,557)

46

Share Class	Shares	Amount

Year ended October 31, 2021:
Shares sold	6,320,848	$162,345,843
Shares issued in reinvestment of dividends and distributions	281,958	7,143,711
Shares purchased	(5,221,203)	(129,904,241)
Net increase (decrease) in shares outstanding before conversion	1,381,603	39,585,313
Shares issued upon conversion from other share class(es)	745,358	18,654,530
Shares purchased upon conversion into other share class(es)	(8,516)	(202,211)
Net increase (decrease) in shares outstanding	2,118,445	$58,037,632

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$1,200,000,000	$1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2022. The average daily balance for the 33 days that the Fund had loans outstanding during the period was approximately $13,325,273, borrowed at a weighted average interest rate of 1.52%. The maximum loan outstanding amount during the period was $74,532,000. At October 31, 2022, the Fund did not have an outstanding loan amount.

PGIM Global Real Estate Fund    47

Notes to Financial Statements (continued)

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Active Trading Risk: The Fund actively and frequently trades its portfolio securities. High portfolio turnover results in higher transaction costs, which can affect the Fund’s performance and have adverse tax consequences. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover.

Country Risk: Changes in the business environment may adversely affect operating profits or the value of assets in a specific country. For example, financial factors such as currency controls, devaluation or regulatory changes or stability factors such as mass riots, civil war and other potential events may contribute to companies’ operational risks.

Distribution Risk: The Fund’s distributions may consist of net investment income, if any, and net realized gains, if any, from the sale of investments and/or return of capital. The Fund will provide to shareholders early in each calendar year the final tax character of the Fund’s distributions for the previous year. Also, at such time that the Fund distribution is expected to be from sources other than current or accumulated net income, a notice to shareholders may be required.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

48

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs.

PGIM Global Real Estate Fund    49

Notes to Financial Statements (continued)

Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

50

Real Estate Investment Trust (“REIT”) Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the Code) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status.

Real Estate Related Securities Risk: Because the Fund invests in real estate securities, including REITs, the Fund is subject to the risks of investing in the real estate industry, such as changes in general and local economic conditions, the supply and demand for real estate and changes in zoning and tax laws. Since the Fund concentrates in the real estate industry, its holdings can vary significantly from broad market indices. As a result, the Fund’s performance can deviate from the performance of such indices. Because the Fund invests in stocks, there is the risk that the price of a particular stock owned by the Fund could go down or pay lower-than-expected or no dividends. In addition to an individual stock losing value, the value of the equity markets or of companies comprising the real estate industry could go down.

An investment in the Fund will be closely linked to the performance of the real estate markets. Real estate securities are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

Selection Risk: Selection risk is the risk that the securities selected by the subadviser will underperform the market, the relevant indices, or other funds with similar investment objectives and investment strategies. Individual REIT prices may drop because of the failure of borrowers to pay their loans, a dividend reduction, a disruption to the real estate

PGIM Global Real Estate Fund    51

Notes to Financial Statements (continued)

investment sales market, changes in federal or state taxation policies affecting REITs, or poor management of a REIT.

Value Style Risk: Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for long periods of time, that the market will not recognize a security’s intrinsic value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds.

52

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 12 and Shareholders of PGIM Global Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Global Real Estate Fund (one of the funds constituting Prudential Investment Portfolios 12, referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31 2022 and the financial highlights for each of the three years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 16, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 16, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Global Real Estate Fund    53

Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2022, the Fund reports the maximum amount allowed per share, but not less than $1.46 for Class A, C, R, R2, R4, R6, and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2022, the Fund reports the maximum amount allowable, but not less than 14.68% of the ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends received by you in calendar year 2022.

54

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Global Real Estate Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97	Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Global Real Estate Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Global Real Estate Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer	Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).	Since April 2022

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM Global Real Estate Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Global Real Estate Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Real Estate unit (“PGIM Real Estate”), and PGIM Real Estate (UK) Limited (“PGIM RE (UK)”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and PGIM RE (UK). Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

[1]	PGIM Global Real Estate Fund is a series of Prudential Investment Portfolios 12.

PGIM Global Real Estate Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and each of PGIM, which, through its PGIM Real Estate unit, and PGIM RE (UK), which serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Real Estate and PGIM RE (UK). The Board noted that PGIM Real Estate and PGIM RE (UK) are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Real Estate and PGIM RE (UK), including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Real Estate, and PGIM RE (UK), and also considered the qualifications, backgrounds and responsibilities of PGIM Real Estate’s and PGIM RE (UK)’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM’s, PGIM Real Estate’s and PGIM RE (UK)’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Real Estate and PGIM RE (UK). The Board also noted that it received favorable compliance

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reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Real Estate and PGIM RE (UK).

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM through PGIM Real Estate, and by PGIM RE (UK), and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Real Estate and PGIM RE (UK) under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Global Real Estate Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments, PGIM Real Estate and PGIM RE (UK)

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Real Estate, PGIM RE (UK) and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Real Estate and PGIM RE (UK) included their ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments, PGIM Real Estate and PGIM RE (UK) were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile
●	The Board noted that the Fund outperformed its benchmark index over all periods.

●

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause total annual operating expenses to exceed 1.30% for Class R2 shares and 1.05%for Class R4 shares through February 28, 2023.

●

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

●	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

●	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Global Real Estate Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE

655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS
Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ● Claudia DiGiacomo, Chief Legal Officer ● Isabelle Sajous, Chief Compliance Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Real Estate PGIM Real Estate (UK) Limited	7 Giralda Farms Madison, NJ 07940 Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr &Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Global Real Estate Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM GLOBAL REAL ESTATE FUND

SHARE CLASS	A	C	R	Z	R2	R4	R6

NASDAQ	PURAX	PURCX	PURRX	PURZX	PUREX	PURGX	PGRQX

CUSIP	744336108	744336306	744336405	744336504	744336678	744336660	744336876

MF182E

PGIM JENNISON TECHNOLOGY FUND

ANNUAL REPORT

OCTOBER 31, 2022

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This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2022 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Technology Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economicre-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of Ukraine. With inflation surging to a 40-year high, the Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Technology Fund

December 15, 2022

PGIM Jennison Technology Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/22
	One Year (%)	Since Inception (%)

Class A

(with sales charges)	-43.38	6.84 (06/19/2018)

(without sales charges)	-40.09	8.23 (06/19/2018)

Class C

(with sales charges)	-41.09	7.44 (06/19/2018)

(without sales charges)	-40.55	7.44 (06/19/2018)

Class Z

(without sales charges)	-39.92	8.53 (06/19/2018)

Class R6

(without sales charges)	-39.90	8.57 (06/19/2018)

MSCI All Country World Information Technology Index

	-26.41	12.55

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the MSCI All Country World Information Technology Index by portraying the initial account values at the commencement of operations for Class Z shares (June 19, 2018) and the account values at the end of the current fiscal year (October 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Technology Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definition

MSCI All Country World Information Technology Index—The MSCI All Country World Information Technology Index includes large- and mid-cap securities across 23 Developed Markets (DM) countries and 24 Emerging Markets (EM) countries. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK, and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/22

Ten Largest Holdings	Line of Business	% of Net Assets

Broadcom, Inc.	Semiconductors & Semiconductor Equipment	10.0%

Microsoft Corp.	Software	9.5%

Apple, Inc.	Technology Hardware, Storage & Peripherals	9.2%

NVIDIA Corp.	Semiconductors & Semiconductor Equipment	6.6%

SBA Communications Corp.	Equity Real Estate Investment Trusts (REITs)	6.1%

American Tower Corp.	Equity Real Estate Investment Trusts (REITs)	5.1%

Enphase Energy, Inc.	Semiconductors & Semiconductor Equipment	4.9%

Salesforce, Inc.	Software	4.2%

Snowflake, Inc. (Class A Stock)	IT Services	4.0%

Agilent Technologies, Inc.	Life Sciences Tools & Services	2.7%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Technology Fund    7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Jennison Technology Fund’s Class Z shares returned –39.92% in the 12-month reporting period that ended October 31, 2022, underperforming the –26.41% return of the MSCI All Country World Information Technology Index (the Index).

What were the market conditions?

●

During the reporting period, the investment backdrop changed from one of stimulus and spending to one of inflation and tightening financial conditions, with the need to control inflation moving aggressively to the fore.

●

US equity markets closed out 2021 at all-time highs. However, rapidly rising inflation spurred the Federal Reserve (the Fed) to pivot to a tightening stance late in the year, leading to a spike in Treasury yields and a general repricing of risk.

●

The investment environment at the start of 2022 was clouded by continued uncertainties related to the COVID-19 pandemic, inflation, and the prospect of slowing growth on the back of the Fed’s plans for policy tightening. The brutal military conflict in Ukraine added a dangerous new dimension of uncertainty in late February. Commodity prices rose sharply, led by crude oil, as the sanctions imposed on Russia by the US and European Union made it difficult for the world’s largest oil exporter to complete transactions.

●

As the year progressed, stock prices continued to suffer from the impact of the war in Ukraine, unexpectedly high inflation, tightening monetary policy, and declining growth prospects around the globe. A brief summer rebound in equity markets gave way to fresh lows by the end of September, followed by another rebound in October. Price volatility remained elevated, with extreme market reactions to the signals coming from quarterly results, rewarding stocks of companies that exceeded lowered expectations, and severely punishing those that fell short of expectations.

●

US interest rates continued their move higher following the fourth-successive 75-basis-point increase in the federal funds rate in early November 2022, with the Fed clearly messaging that more tightening should be expected into next year. (One basis point equals 0.01%.) The 10-year US Treasury note yield closed October at 4.07%, which—combined with declining growth outlooks across the globe—powered a further increase in the value of the US dollar against other major currencies.

What worked?

●	Small allocations to non-index sectors, such as real estate and utilities (albeit small average portfolio weights in each), contributed positively to relative returns.

●	The following industries contributed positively to relative returns:

● Life Sciences & Tools (Agilent Technologies Inc.)

● Aerospace and Defense (Lockheed Martin Corp.)

● Electric Utilities (NextEra Energy Inc.)

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● Technology Hardware Storage & Peripherals (Apple Inc.)

What didn’t work?

●

An overweight position and stock selection in out-of-Index holdings in the communication services (Sea Ltd. and Netflix Inc.) and consumer discretionary (Expedia Group Inc. and Tesla Inc.) sectors weighed on returns.

●	Stock selection in technology, specifically names such as HubSpot Inc., Shopify Inc., Adyen N.V., Atlassian Corp., Twilio Inc., and Snowflake Inc.

●	An underweight in the largest index holding (Apple) was a detractor from performance in the period.

●	The following stocks mentioned above were sold during the period: Sea, Shopify, Tesla, Expedia, Twilio, and HubSpot.

Current outlook

●

The Fed’s voluble campaign against inflation continues apace, with rhetoric backed up by action. Hopes of near-term policy moderation have effectively been dashed, which may accelerate the restoration of a degree of market equilibrium. That said, uncertainty regarding the near-term path of the economy remains elevated, and tightening into a slowdown complicates the Fed’s attempt to orchestrate a so-called “soft landing,” in which inflation would come under control without the economy slipping into a recession. However, Fed officials have stressed the need to maintain credibility, so a marked economic slowdown may be a price policymakers are willing to pay.

●	The Fed’s inflation fight has been joined by central banks around the world. Tighter domestic liquidity in many economies and the pain caused by the US dollar’s surge further cloud the global outlook.

●

Growth is set to decelerate across Europe heading into a winter that will likely feature industrial shutdowns, fuel rationing, and lowered thermostats to offset the loss of Russian gas. Russia’s move to formally annex Eastern Ukrainian territory leaves seemingly little room for a resolution of the conflict in the near term and continues to depress sentiment. China is still coming to terms with the impact of its “zero-COVID” policy, and more lockdowns cannot be ruled out as a result. Chinese policymakers have taken initial steps to alleviate the effects of a mortgage crisis that has embroiled the country’s real estate market, including interest rate reductions to alleviate interest burdens and resuscitate activity.

●

Share price declines year-to-date reflect a combination of an increase in risk aversion and lower price/earnings ratios in the face of higher interest rates. Slowing growth and possible recession are now challenging revenue estimates and profit-margin assumptions. Jennison’s continued focus on the fundamental growth prospects for the holdings in the portfolio requires an understanding of the difficulties and

PGIM Jennison Technology Fund    9

Strategy and Performance Overview* (continued)

uncertainty created by the macroeconomic environment. Jennison has reduced earnings forecasts for a number of the Fund’s holdings in the past few months, largely due to US dollar strength.

●

Most economic slowdowns and recessions in the modern era occurred under different circumstances than those confronting investors today. But their aftermaths have generally seen large-cap growth companies generating fundamental outperformance due to innovation, leadership in large and growing addressable markets, and financial stability. Jennison finds much to be optimistic about from this perspective and in the context of a multiyear investment horizon. Greater clarity on some of the macroeconomic and geopolitical challenges investors face may be required before superior fundamentals reassert themselves and share price leadership is reestablished. Jennison believes the Fund remains well positioned for such an environment, given the durable growth opportunities embodied by current holdings.

●

Jennison remains focused on generating long-term capital appreciation by investing the Fund’s assets in a broad range of technology companies, along with businesses in other industries that effectively use technology as a sustainable competitive advantage. In deciding which equities to buy, Jennison uses what is known as a growth investment style, seeking to invest in companies with innovative products/services; a magnitude or duration of growth that is underestimated by the market; strong, defensible competitive advantages; current or potential market leadership; pricing power; unique growth drivers or identifiable catalysts; positioning to benefit from industry changes; and accelerating earnings.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Jennison Technology Fund    11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Technology Fund		Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$ 1,000.00	$ 862.20	1.11%	$ 5.21

	Hypothetical	$ 1,000.00	$ 1,019.61	1.11%	$ 5.65

Class C	Actual	$ 1,000.00	$ 858.50	1.86%	$ 8.71

	Hypothetical	$ 1,000.00	$ 1,015.83	1.86%	$ 9.45

Class Z	Actual	$ 1,000.00	$ 863.00	0.85%	$ 3.99

	Hypothetical	$ 1,000.00	$ 1,020.92	0.85%	$ 4.33

Class R6	Actual	$ 1,000.00	$ 863.10	0.81%	$ 3.80

	Hypothetical	$ 1,000.00	$ 1,021.12	0.81%	$ 4.13

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 97.3%

COMMON STOCKS

Aerospace & Defense 1.3%

Lockheed Martin Corp.	425	$206,839

Electric Utilities 2.2%

NextEra Energy, Inc.	4,473	346,658

Electronic Equipment, Instruments & Components 2.0%

Keysight Technologies, Inc.*	1,816	316,256

Entertainment 1.5%

Netflix, Inc.*	795	232,045

Equity Real Estate Investment Trusts (REITs) 11.1%

American Tower Corp.	3,899	807,834

SBA Communications Corp.	3,574	964,622

		1,772,456

Health Care Equipment & Supplies 3.5%

Dexcom, Inc.*	535	64,617

Intuitive Surgical, Inc.*	1,597	393,613

Lantheus Holdings, Inc.*	1,246	92,192

		550,422

Hotels, Restaurants & Leisure 0.7%

Airbnb, Inc. (Class A Stock)*	1,111	118,777

Internet & Direct Marketing Retail 2.6%

Amazon.com, Inc.*	1,107	113,401

MercadoLibre, Inc. (Brazil)*	337	303,846

		417,247

IT Services 8.2%

Adyen NV (Netherlands), 144A*	164	234,127

Mastercard, Inc. (Class A Stock)	781	256,309

MongoDB, Inc.*	941	172,231

Snowflake, Inc. (Class A Stock)*	3,991	639,757

		1,302,424

Life Sciences Tools & Services 4.6%

Agilent Technologies, Inc.	3,079	425,980

See Notes to Financial Statements.

PGIM Jennison Technology Fund    13

Schedule of Investments  (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Life Sciences Tools & Services (cont’d.)

IQVIA Holdings, Inc.*	242	$50,740

Mettler-Toledo International, Inc.*	207	261,840

		738,560

Media 1.0%

Trade Desk, Inc. (The) (Class A Stock)*	2,854	151,947

Professional Services 0.5%

TriNet Group, Inc.*	1,230	79,925

Semiconductors & Semiconductor Equipment 27.0%

ASML Holding NV (Netherlands)	839	396,360

Broadcom, Inc.	3,397	1,596,998

Enphase Energy, Inc.*	2,552	783,464

Lam Research Corp.	1,029	416,519

Micron Technology, Inc.	872	47,175

NVIDIA Corp.	7,788	1,051,146

		4,291,662

Software 21.9%

Adobe, Inc.*	973	309,900

Atlassian Corp. (Class A Stock)*	1,714	347,479

Crowdstrike Holdings, Inc. (Class A Stock)*	761	122,673

Datadog, Inc. (Class A Stock)*	1,651	132,922

HashiCorp, Inc. (Class A Stock)*	4,437	136,349

Microsoft Corp.	6,505	1,510,006

Salesforce, Inc.*	4,138	672,797

Synopsys, Inc.*	541	158,270

Workday, Inc. (Class A Stock)*	562	87,571

		3,477,967

Technology Hardware, Storage & Peripherals 9.2%

Apple, Inc.	9,532	1,461,637

TOTAL LONG-TERM INVESTMENTS
(cost $14,364,479)		15,464,822

See Notes to Financial Statements.

14

Description	Shares	Value

SHORT-TERM INVESTMENT 2.0%

UNAFFILIATED FUND
Dreyfus Government Cash Management (Institutional Shares)
(cost $322,315)	322,315	$322,315

TOTAL INVESTMENTS 99.3% (cost $14,686,794)		15,787,137

Other assets in excess of liabilities 0.7%		110,920

NET ASSETS 100.0%		$15,898,057

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

*	Non-income producing security.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets

Long-Term Investments
Common Stocks
Aerospace & Defense	$206,839	$—	$—
Electric Utilities	346,658	—	—
Electronic Equipment, Instruments & Components	316,256	—	—
Entertainment	232,045	—	—
Equity Real Estate Investment Trusts (REITs)	1,772,456	—	—
Health Care Equipment & Supplies	550,422	—	—
Hotels, Restaurants & Leisure	118,777	—	—
Internet & Direct Marketing Retail	417,247	—	—
IT Services	1,068,297	234,127	—
Life Sciences Tools & Services	738,560	—	—

See Notes to Financial Statements.

PGIM Jennison Technology Fund    15

Schedule of Investments  (continued)

as of October 31, 2022

	Level 1	Level 2	Level 3

Investments in Securities (continued)

Assets (continued)

Long-Term Investments (continued)
Common Stocks (continued)
Media	$151,947	$—	$—
Professional Services	79,925	—	—
Semiconductors & Semiconductor Equipment	4,291,662	—	—
Software	3,477,967	—	—
Technology Hardware, Storage & Peripherals	1,461,637	—	—

Short-Term Investment
Unaffiliated Fund	322,315	—	—

Total	$15,553,010	$234,127	$—

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2022 were as follows:

Semiconductors & Semiconductor Equipment	27.0%
Software	21.9
Equity Real Estate Investment Trusts (REITs)	11.1
Technology Hardware, Storage & Peripherals	9.2
IT Services	8.2
Life Sciences Tools & Services	4.6
Health Care Equipment & Supplies	3.5
Internet & Direct Marketing Retail	2.6
Electric Utilities	2.2
Unaffiliated Fund	2.0
Electronic Equipment, Instruments & Components	2.0

Entertainment	1.5%
Aerospace & Defense	1.3
Media	1.0
Hotels, Restaurants & Leisure	0.7
Professional Services	0.5

99.3
Other assets in excess of liabilities	0.7

100.0%

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

as of October 31, 2022

Assets

Unaffiliated investments (cost $14,686,794)	$15,787,137
Receivable for investments sold	289,784
Due from Manager	11,014
Dividends receivable	1,603
Receivable for Fund shares sold	1,485
Tax reclaim receivable	497
Prepaid expenses	1,213

Total Assets	16,092,733

Liabilities
Payable for investments purchased	138,997
Audit fee payable	23,799
Accrued expenses and other liabilities	13,901
Custodian and accounting fees payable	12,998
Affiliated transfer agent fee payable	3,097
Distribution fee payable	1,054
Trustees’ fees payable	830

Total Liabilities	194,676

Net Assets	$15,898,057

Net assets were comprised of:
Shares of beneficial interest, at par	$1,285
Paid-in capital in excess of par	15,524,796
Total distributable earnings (loss)	371,976

Net assets, October 31, 2022	$15,898,057

See Notes to Financial Statements.

PGIM Jennison Technology Fund    17

Statement of Assets and Liabilities

as of October 31, 2022

Class A

Net asset value and redemption price per share,
($2,841,340 ÷ 231,700 shares of beneficial interest issued and outstanding)	$12.26
Maximum sales charge (5.50% of offering price)	0.71

Maximum offering price to public	$12.97

Class C

Net asset value, offering price and redemption price per share, ($585,320 ÷ 49,464 shares of beneficial interest issued and outstanding)	$11.83

Class Z

Net asset value, offering price and redemption price per share, ($5,218,647 ÷ 420,482 shares of beneficial interest issued and outstanding)	$12.41

Class R6

Net asset value, offering price and redemption price per share, ($7,252,750 ÷ 583,836 shares of beneficial interest issued and outstanding)	$12.42

See Notes to Financial Statements.

18

Statement of Operations

Year Ended October 31, 2022

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $3,128 foreign withholding tax)	$166,387
Income from securities lending, net (including affiliated income of $508)	2,307
Affiliated dividend income	48

Total income	168,742

Expenses
Management fee	170,277
Distribution fee(a)	17,593
Custodian and accounting fees	42,099
Transfer agent’s fees and expenses (including affiliated expense of $17,485)(a)	29,145
Registration fees(a)	27,320
Audit fee	23,800
Legal fees and expenses	21,181
Shareholders’ reports	16,353
Trustees’ fees	9,716
Miscellaneous	20,070

Total expenses	377,554
Less: Fee waiver and/or expense reimbursement(a)	(171,011)
Distribution fee waiver(a)	(1,675)

Net expenses	204,868

Net investment income (loss)	(36,126)

Realized And Unrealized Gain (Loss)On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(34))	(632,378)
Foreign currency transactions	1,829

(630,549)

Net change in unrealized appreciation (depreciation) on:
Investments	(11,550,115)
Foreign currencies	(55)

(11,550,170)

Net gain (loss) on investment and foreign currency transactions	(12,180,719)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(12,216,845)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	10,052	7,541	—	—
Transfer agent’s fees and expenses	15,137	2,342	11,488	178
Registration fees	10,753	5,639	5,789	5,139
Fee waiver and/or expense reimbursement	(42,596)	(11,689)	(62,149)	(54,577)
Distribution fee waiver	(1,675)	—	—	—

See Notes to Financial Statements.

PGIM Jennison Technology Fund    19

Statements of Changes in Net Assets

	Year Ended October 31,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$(36,126)	$(144,898)
Net realized gain (loss) on investment and foreign currency transactions	(630,549)	2,674,918
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(11,550,170)	5,784,952

Net increase (decrease) in net assets resulting from operations	(12,216,845)	8,314,972

Dividends and Distributions
Distributions from distributable earnings
Class A	(334,579)	(124,513)
Class C	(82,397)	(28,794)
Class Z	(1,145,837)	(369,881)
Class R6	(1,003,985)	(432,224)

	(2,566,798)	(955,412)

Tax return of capital distributions
Class A	(12,703)	—
Class C	(3,129)	—
Class Z	(43,506)	—
Class R6	(38,120)	—

	(97,458)	—

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	2,399,366	7,063,414
Net asset value of shares issued in reinvestment of dividends and distributions	2,457,441	865,619
Cost of shares purchased	(5,047,568)	(2,939,918)

Net increase (decrease) in net assets from Fund share transactions	(190,761)	4,989,115

Total increase (decrease)	(15,071,862)	12,348,675

Net Assets:
Beginning of year	30,969,919	18,621,244

End of year	$15,898,057	$30,969,919

See Notes to Financial Statements.

20

Financial Highlights

Class A Shares
	Year Ended October 31,				June 19, 2018(a) through October 31,
	2022	2021	2020	2019	2018

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$22.58	$16.83	$11.18	$9.64	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.16)	(0.09)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(8.31)	6.76	5.74	1.57	(0.35)
Total from investment operations	(8.36)	6.60	5.65	1.54	(0.36)
Less Dividends and Distributions:
Tax return of capital distributions	(0.07)	-	-	-	-
Distributions from net realized gains	(1.89)	(0.85)	-	-	-
Total dividends and distributions	(1.96)	(0.85)	-	-	-
Net asset value, end of period	$12.26	$22.58	$16.83	$11.18	$9.64
Total Return(c):	(40.09)%	40.10%	50.54%	15.98%	(3.60)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,841	$3,989	$2,400	$457	$110
Average net assets (000)	$3,351	$3,404	$1,365	$216	$37
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.10%	1.10%	1.10%	1.10%	1.10	%(e)
Expenses before waivers and/or expense reimbursement	2.42%	2.26%	3.33%	9.15%	148.53	%(e)
Net investment income (loss)	(0.34)%	(0.77)%	(0.60)%	(0.27)%	(0.37	)%(e)
Portfolio turnover rate(f)	104%	68%	74%	47%	19%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Technology Fund    21

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,				June 19, 2018(a) through October 31,
	2022	2021	2020	2019	2018

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$22.01	$16.55	$11.07	$9.62	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.17)	(0.30)	(0.21)	(0.10)	(0.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(8.05)	6.61	5.69	1.55	(0.34)
Total from investment operations	(8.22)	6.31	5.48	1.45	(0.38)
Less Dividends and Distributions:
Tax return of capital distributions	(0.07)	-	-	-	-
Distributions from net realized gains	(1.89)	(0.85)	-	-	-
Total dividends and distributions	(1.96)	(0.85)	-	-	-
Net asset value, end of period	$11.83	$22.01	$16.55	$11.07	$9.62
Total Return(c):	(40.55)%	39.05%	49.50%	15.07%	(3.80)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$585	$930	$529	$61	$39
Average net assets (000)	$754	$700	$265	$56	$33
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.85%	1.85%	1.85%	1.85%	1.85	%(e)
Expenses before waivers and/or expense reimbursement	3.40%	3.60%	8.45%	26.92%	166.12	%(e)
Net investment income (loss)	(1.10)%	(1.52)%	(1.38)%	(0.95)%	(1.16	)%(e)
Portfolio turnover rate(f)	104%	68%	74%	47%	19%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

22

Class Z Shares
	Year Ended October 31,				June 19, 2018(a) through October 31,
	2022	2021	2020	2019	2018

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$22.77	$16.93	$11.22	$9.66	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.11)	(0.04)	- (c)	(0.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(8.38)	6.80	5.75	1.57	(0.33)
Total from investment operations	(8.40)	6.69	5.71	1.57	(0.34)
Less Dividends and Distributions:
Dividends from net investment income	-	-	- (c)	(0.01)	-
Tax return of capital distributions	(0.07)	-	-	-	-
Distributions from net realized gains	(1.89)	(0.85)	-	-	-
Total dividends and distributions	(1.96)	(0.85)	- (c)	(0.01)	-
Net asset value, end of period	$12.41	$22.77	$16.93	$11.22	$9.66
Total Return(d):	(39.92)%	40.41%	50.94%	16.25%	(3.40)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$5,219	$13,928	$7,063	$5,420	$2,327
Average net assets (000)	$9,493	$10,989	$6,864	$4,521	$1,204
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.85%	0.85%	0.85%	0.85%	0.85	%(f)
Expenses before waivers and/or expense reimbursement	1.50%	1.44%	2.03%	2.66%	10.00	%(f)
Net investment income (loss)	(0.12)%	(0.53)%	(0.27)%	0.03%	(0.21	)%(f)
Portfolio turnover rate(g)	104%	68%	74%	47%	19%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Technology Fund    23

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31,				June 19, 2018(a) through October 31,
	2022	2021	2020	2019	2018

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$22.78	$16.93	$11.22	$9.66	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.09)	(0.03)	0.01	(-	)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(8.39)	6.79	5.75	1.56	(0.34)
Total from investment operations	(8.40)	6.70	5.72	1.57	(0.34)
Less Dividends and Distributions:
Dividends from net investment income	-	-	(0.01)	(0.01)	-
Tax return of capital distributions	(0.07)	-	-	-	-
Distributions from net realized gains	(1.89)	(0.85)	-	-	-
Total dividends and distributions	(1.96)	(0.85)	(0.01)	(0.01)	-
Net asset value, end of period	$12.42	$22.78	$16.93	$11.22	$9.66
Total Return(d):	(39.90)%	40.47%	51.02%	16.28%	(3.40)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$7,253	$12,123	$8,630	$5,627	$4,838
Average net assets (000)	$9,106	$10,675	$7,106	$5,280	$5,084
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.80%	0.80%	0.80%	0.80%	0.80	%(f)
Expenses before waivers and/or expense reimbursement	1.40%	1.32%	1.90%	2.56%	6.54	%(f)
Net investment income (loss)	(0.05)%	(0.47)%	(0.22)%	0.10%	(0.12	)%(f)
Portfolio turnover rate(g)	104%	68%	74%	47%	19%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

24

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 12 (the “Registered Investment Company”or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Jennison Technology Fund (the “Fund”), a series of the RIC. The Fund is classified as a non-diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek long-term capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM Jennison Technology Fund    25

Notes to Financial Statements (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

26

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the

PGIM Jennison Technology Fund    27

Notes to Financial Statements (continued)

Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

28

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PGIM Jennison Technology Fund    29

Notes to Financial Statements (continued)

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.75% of the average daily net assets up to $1 billion;	0.75%
0.73% of the average daily net assets from $1 billion to $3 billion;
0.71% of the average daily net assets from $3 billion to $5 billion;
0.70% of the average daily net assets from $5 billion to $10 billion;
0.69% of the average daily net assets over $10 billion.

The Manager has contractually agreed, through February 29, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be

30

realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	1.10%
C	1.85
Z	0.85
R6	0.80

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through February 29, 2024 to limit such fees on certain classes based on the average daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rate, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee

A	0.30%	0.25%

C	1.00	1.00

Z	N/A	N/A

R6	N/A	N/A

For the year ended October 31, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$5,851	$—
C	—	18

PGIM Investments, PIMS, PMFS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

PGIM Jennison Technology Fund    31

Notes to Financial Statements (continued)

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2022, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales

$23,380,412	$26,666,901

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)

$45,974	$2,638,240	$2,684,214	$—	$—	$—	—	$48

32

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Institutional Money Market Fund(1)(b)(wa)

$ —	$2,652,476	$3,130,342	$—	$(34)	$—	—	$508(2)

$45,974	$5,290,716	$5,814,556	$—	$(34)	$—		$556

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the year ended October 31, 2022, the adjustments were to increase total distributable earnings (loss) and decrease paid-in capital in excess of par by $18,234 due to a net operating loss. Net investment income (loss), net realized gain (loss) on investments and net assets were not affected by this change.

For the year ended October 31, 2022, the tax character of dividends paid by the Fund were $151,214 of ordinary income, $2,415,584 of long-term capital gains and $97,458 of tax return of capital. For the year ended October 31, 2021, the tax character of dividends paid by the Fund were $284,542 of ordinary income and $670,870 of long-term capital gains.

As of October 31, 2022, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$14,866,602	$2,391,747	$(1,471,212)	$920,535

The difference between GAAP basis and tax basis is primarily attributable to deferred losses on wash sales.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2022 of approximately $532,000 which can be carried forward for an unlimited period. No

PGIM Jennison Technology Fund    33

Notes to Financial Statements (continued)

capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Fund elected to treat late-year losses of approximately $16,000 as having been incurred in the following fiscal year (October 31, 2023).

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the three fiscal years up to the most recent fiscal year ended October 31, 2022 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, currently divided into four classes, designated Class A, Class C, Class Z and Class R6.

As of October 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares

C	1,156	2.3%

R6	577,711	99.0

34

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares

Affiliated	1	45.1%

Unaffiliated	2	20.7

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended October 31, 2022:
Shares sold	89,419	$1,473,516
Shares issued in reinvestment of dividends and distributions	18,316	346,717
Shares purchased	(56,922)	(906,314)
Net increase (decrease) in shares outstanding before conversion	50,813	913,919
Shares issued upon conversion from other share class(es)	4,242	61,178
Net increase (decrease) in shares outstanding	55,055	$975,097

Year ended October 31, 2021:
Shares sold	89,208	$1,769,842
Shares issued in reinvestment of dividends and distributions	6,499	124,513
Shares purchased	(64,127)	(1,254,300)
Net increase (decrease) in shares outstanding before conversion	31,580	640,055
Shares issued upon conversion from other share class(es)	4,783	104,505
Shares purchased upon conversion into other share class(es)	(2,264)	(43,536)
Net increase (decrease) in shares outstanding	34,099	$701,024

Class C
Year ended October 31, 2022:
Shares sold	8,190	$146,236
Shares issued in reinvestment of dividends and distributions	4,643	85,379
Shares purchased	(1,223)	(18,679)
Net increase (decrease) in shares outstanding before conversion	11,610	212,936
Shares purchased upon conversion into other share class(es)	(4,383)	(61,178)
Net increase (decrease) in shares outstanding	7,227	$151,758

Year ended October 31, 2021:
Shares sold	16,070	$329,207
Shares issued in reinvestment of dividends and distributions	1,470	27,637
Shares purchased	(2,379)	(45,126)
Net increase (decrease) in shares outstanding before conversion	15,161	311,718
Shares purchased upon conversion into other share class(es)	(4,881)	(104,505)
Net increase (decrease) in shares outstanding	10,280	$207,213

PGIM Jennison Technology Fund    35

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Class Z
Year ended October 31, 2022:
Shares sold	47,169	$779,614
Shares issued in reinvestment of dividends and distributions	51,677	988,061
Shares purchased	(289,936)	(4,090,009)
Net increase (decrease) in shares outstanding	(191,090)	$(2,322,334)

Year ended October 31, 2021:
Shares sold	259,897	$4,964,365
Shares issued in reinvestment of dividends and distributions	14,689	283,197
Shares purchased	(82,417)	(1,640,492)
Net increase (decrease) in shares outstanding before conversion	192,169	3,607,070
Shares issued upon conversion from other share class(es)	2,248	43,536
Net increase (decrease) in shares outstanding	194,417	$3,650,606

Class R6
Year ended October 31, 2022:
Shares issued in reinvestment of dividends and distributions	54,223	$1,037,284
Shares purchased	(2,461)	(32,566)
Net increase (decrease) in shares outstanding	51,762	$1,004,718

Year ended October 31, 2021:
Shares issued in reinvestment of dividends and distributions	22,310	$430,272
Net increase (decrease) in shares outstanding	22,310	$430,272

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

36

	Current SCA	Prior SCA
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2022. The average daily balance for the 6 days that the Fund had loans outstanding during the period was approximately $819,000, borrowed at a weighted average interest rate of 3.83%. The maximum loan outstanding amount during the period was $1,267,000. At October 31, 2022, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a

PGIM Jennison Technology Fund    37

Notes to Financial Statements (continued)

sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Growth Style Risk: The Fund’s growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for long periods of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other mutual funds.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Initial Public Offerings Risk: The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desires

38

to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund’s performance (higher or lower) and any assumptions by investors based on the affected performance may be unwarranted. In addition, as Fund assets grow, the impact of IPO investments on performance will decline, which could reduce total returns.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets

PGIM Jennison Technology Fund    39

Notes to Financial Statements (continued)

and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Non-Diversified Investment Company Risk: The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Technology Sector Risk: The Fund’s assets will be concentrated in the technology sector and in the securities of technology-related companies in other sectors, which means the Fund will be more affected by the performance of the technology sector than a fund that is more diversified. Market or economic factors impacting technology companies and companies that rely heavily on technology advances could have a major effect on the value of the Fund’s investments in the technology sector. The value of stocks of technology companies and companies that rely heavily on technology advances is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, consumer preferences, excessive investor optimism or pessimism, government regulation or scrutiny, competition,

40

both domestically and internationally, including competition from foreign competitors with lower production costs, actual or perceived security vulnerabilities in products and services and the availability and price of computer software technology components. Stocks of technology companies and companies that rely heavily on technology advances, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, technology companies and companies that rely heavily on technology advances may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

PGIM Jennison Technology Fund    41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 12 and Shareholders of PGIM Jennison Technology Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Technology Fund (one of the funds constituting Prudential Investment Portfolios 12, referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the three years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 16, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 16, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

42

Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2022, the Fund reports the maximum amount allowed per share but not less than $1.85 or Class A, C, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2022, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

Fund	QDI	DRD
PGIM Jennison Technology Fund	54.55%	38.14%

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2022.

PGIM Jennison Technology Fund    43

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Technology Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97

Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Jennison Technology Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“ PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM Jennison Technology Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer

Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).

Since April 2022

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer

Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.

Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM Jennison Technology Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.

Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Jennison Technology Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

1 PGIM Jennison Technology Fund is a series of Prudential Investment Portfolios 12.

PGIM Jennison Technology Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Several of the material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PGIM Investments’ evaluation of Jennison, as well as PGIM Investments’ recommendation, based on its review of Jennison, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2021 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar

PGIM Jennison Technology Fund

Approval of Advisory Agreements (continued)

credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the year ended December 31, 2021. The Board considered that the Fund commenced operations on June 19, 2018 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal period ended October 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index for the one- and three-year periods.

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•

The Board considered PGIM Investments’ assertion that the Fund’s exposure to higher valuation secular growth stocks was out of favor, and as markets return to favoring such stocks, PGIM Investments expects relative returns to improve.

•	The Board considered that the Fund commenced operations on June 19, 2018 and that longer-term performance was not yet available.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.10% for Class A shares, 1.85% for Class C shares, 0.80% for Class R6 shares, and 0.85% for Class Z shares through February 28, 2023.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Technology Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ● Claudia DiGiacomo, Chief Legal Officer ● Isabelle Sajous, Chief Compliance Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286
TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017
FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Jennison Technology Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

  Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON TECHNOLOGY FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PGKAX	PGKCX	PGKZX	PGKRX

CUSIP	744336652	744336645	744336637	744336629

MF240E

PGIM JENNISON INTERNATIONAL SMALL-MID CAP OPPORTUNITIES FUND

ANNUAL REPORT

OCTOBER 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2022 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison International Small-Mid Cap Opportunities Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of Ukraine.

With inflation surging to a 40-year high, the Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison International Small-Mid Cap Opportunities Fund

December 15, 2022

PGIM Jennison International Small-Mid Cap Opportunities Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/ investments or by calling (800) 225-1852.

	Average Annual Total One Year (%)	Returns as of 10/31/22 Since Inception (%)

Class A

(with sales charges)	-43.16	-40.62 (09/14/2021)

(without sales charges)	-39.86	-37.57 (09/14/2021)

Class C

(with sales charges)	-40.90	-38.04 (09/14/2021)

(without sales charges)	-40.31	-38.04 (09/14/2021)

Class Z

(without sales charges)	-39.65	-37.38 (09/14/2021)

Class R6

(without sales charges)	-39.65	-37.38 (09/14/2021)

MSCI All Country World ex USA Small Mid Cap Index

	-27.32	-25.15

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the MSCI All Country World ex USA Small Mid Cap Index by portraying the initial account values at the commencement of operations for Class Z shares (September 14, 2021) and the account values at the end of the current fiscal year (October 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison International Small-Mid Cap Opportunities Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definition

MSCI All Country World ex USA Small Mid Cap Index—The MSCI All Country World ex USA Small Mid Cap Index (MSCI ACWI ex USA SMID Cap Index) captures small- and mid-cap representation across 22 of 23 Developed Market (DM) countries (excluding the US) and 24 Emerging Markets countries. With 5,569 constituents, the index covers approximately 28% of the free float-adjusted market capitalization in each country.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/22

Ten Largest Holdings	Line of Business	Country	% of Net Assets

Dollarama, Inc.	Multiline Retail	Canada	4.7%

Rentokil Initial plc	Commercial Services & Supplies	United Kingdom	4.6%

Wise plc (Class A Stock)	IT Services	United Kingdom	3.5%

Moncler SpA	Textiles, Apparel & Luxury Goods	Italy	3.4%

Argenx SE, ADR	Biotechnology	Netherlands	3.2%

Fairfax Financial Holdings Ltd.	Insurance	Canada	3.2%

TMX Group Ltd.	Capital Markets	Canada	3.1%

Waste Connections, Inc.	Commercial Services & Supplies	United States	3.0%

Compass Group plc	Hotels, Restaurants & Leisure	United Kingdom	3.0%

Symrise AG	Chemicals	Germany	2.8%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison International Small-Mid Cap Opportunities Fund	7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Jennison International Small-Mid Cap Opportunities Fund’s Class Z shares returned –39.65% in the 12-month reporting period that ended October 31, 2022, underperforming the –27.32% return of the MSCI All Country World ex USA Small Mid Cap Index (the Index).

What were the market conditions?

●

During the reporting period, the investment backdrop changed from one of stimulus and spending to one of inflation and tightening financial conditions, with the need to control inflation moving aggressively to the fore.

●

The investment environment at the start of 2022 was clouded by continued uncertainties related to the COVID-19 pandemic, inflation, and the prospect of slowing growth on the back of central banks’ plans for policy tightening. The brutal military conflict in Ukraine added a dangerous new dimension of uncertainty in late February. Commodity prices rose sharply, led by crude oil, as the sanctions imposed on Russia by the US and European Union made it difficult for the world’s largest oil exporter to complete transactions.

●

As the year progressed, stock prices continued to suffer from the impacts of the war in Ukraine, unexpectedly high inflation, aggressive monetary tightening, and declining growth prospects around the globe.

●	Within the Index, only the energy sector generated positive returns, up 13% for the period. The largest declines came from the information technology, healthcare, and consumer discretionary sectors.

What worked?

●	Despite a challenging investment environment, especially for growth stocks, a number of holdings generated solid gains.

●

Shares in Wise plc, a London-based provider of cross-border money transfer services for personal and business customers, rose during the second half of the reporting period on increasing earnings and revenues. Jennison takes a favorable view of the company’s position as a low-cost provider in a structurally attractive market and believes it will continue to benefit from the ongoing shift to digital payments and cross-border e-commerce.

●

Shares of Argenx SE continued to rise on the strength of approval by the US Food and Drug Administration (the FDA) of Vygart, the company’s treatment for Myasthenia gravis, an autoimmune disease, and Argenx’s first drug to receive FDA approval. In Jennison’s view, Argenx has a solid management team, a smart business and commercialization strategy, and a compelling research and development engine to continue to build out its pipeline.

●

Dollarama Inc. operates over 1,400 dollar stores in Canada. In the face of an inflationary environment, the company’s same-store sales growth and improving margins demonstrated resilience, which Jennison believes can continue.

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●	Quarterly results for equipment rental company Ashtead Group plc were solid, driven by strong revenue growth. Management reiterated confidence in both current trends and the outlook.

●

Pason Systems Inc. provides hardware, software, and services for the oil and gas drilling industry. The company’s strong financial results reflected a leading market position and operating leverage. The position was eliminated during the reporting period.

What didn’t work?

●

In consumer discretionary, shares in Italian luxury goods maker Moncler S.p.A. were down early in the reporting period despite the company’s consistently positive financial performance, perhaps due to macroeconomic concerns. Jennison likes Moncler’s growth potential, entrepreneurial management, distinctive brand positioning, and solid financial structure.

●

In healthcare, Amplifon S.p.A. and Menicon Co. Ltd. were both hurt by concerns over slowing sales in a weakening macroeconomic environment. The Fund’s position in Italy-based hearing care company Amplifon was eliminated due to its large exposure to retail, which could weaken in the current environment. Japan-based contact lens company Menicon remains a Fund holding. Jennison continues to like the flat-rate plan membership system through which the company derives over half its sales, resulting in highly defensive earnings with improving operating margins.

●

In information technology, shares in Japan-based Zuken Inc. and Smaregi Inc. were weak, alongside other high-valuation technology stocks. Zuken specializes in software and consulting services for electrical and electronic engineering. Jennison still likes the company’s secular growth prospects, stable profits, dominant market share, and healthy balance sheet. Smaregi, a low-cost, high-performance, cloud-based point-of-sale system for retail stores, was eliminated from the Fund, during the reporting period, on signs of slowing growth.

Current outlook

●

As of the end of the reporting period, the Fed’s inflation flight has been joined by central banks around the world. Tighter domestic liquidity in many economies and the pain caused by the US dollar’s surge further cloud the global outlook.

●

Growth appears poised to decelerate across Europe heading into a winter that will likely feature industrial shutdowns, fuel rationing, and lowered thermostats to offset the loss of Russian gas. Russia’s move to formally annex Eastern Ukrainian territory leaves seemingly little room for a resolution of the conflict in the near term and continues to depress sentiment. China is still coming to terms with the impacts of its “Zero-COVID” policy, and more lockdowns cannot be ruled out as a result.

●

Share price declines in the period reflected a combination of increased risk aversion and lower price/earnings ratios in the face of higher interest rates. The presumption of slowing growth and possible recession is now challenging revenue estimates and

PGIM Jennison International Small-Mid Cap Opportunities Fund	9

Strategy and Performance Overview* (continued)

profit margin assumptions. Jennison’s continued focus on the fundamental growth prospects for the Fund’s holdings requires an understanding of the difficulties and uncertainty created by the macroeconomic environment.

* This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

10	Visit our website at pgim.com/investments

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Jennison International Small-Mid Cap Opportunities Fund	11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison International Small-Mid Cap Opportunities Fund		Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 860.70	1.42%	$ 6.66
	Hypothetical	$1,000.00	$1,018.05	1.42%	$ 7.22

Class C	Actual	$1,000.00	$ 857.10	2.17%	$10.16
	Hypothetical	$1,000.00	$1,014.27	2.17%	$11.02

Class Z	Actual	$1,000.00	$ 862.40	1.17%	$ 5.49
	Hypothetical	$1,000.00	$1,019.31	1.17%	$ 5.96

Class R6	Actual	$1,000.00	$ 862.40	1.12%	$ 5.26
	Hypothetical	$1,000.00	$1,019.56	1.12%	$ 5.70

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2022, and divided by the 365 days in the Fund‘s fiscal year ended October 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

12	Visit our website at pgim.com/investments

Schedule of Investments

as of October 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 89.5%

COMMON STOCKS

Brazil 2.7%

MercadoLibre, Inc.*	117	$105,490

Canada 14.7%

Descartes Systems Group, Inc. (The)*	734	50,697
Dollarama, Inc.	3,084	183,249
Fairfax Financial Holdings Ltd.	248	121,800
FirstService Corp.	757	94,634
TMX Group Ltd.	1,238	119,025

		569,405

France 4.9%

Remy Cointreau SA	702	107,362
Societe BIC SA	1,459	83,756

		191,118

Germany 2.8%

Symrise AG	1,076	109,830

Israel 3.3%

Global-e Online Ltd.*	2,397	60,620
Nice Ltd., ADR*	351	66,651

		127,271

Italy 9.1%

Brunello Cucinelli SpA	1,516	87,876
Davide Campari-Milano NV	8,989	80,724
Infrastrutture Wireless Italiane SpA, 144A	5,671	50,053
Moncler SpA	3,068	132,367

		351,020

Japan 11.4%

GMO Payment Gateway, Inc.	741	53,282
Menicon Co. Ltd.	2,468	42,139
Olympus Corp.	5,189	109,407
T Hasegawa Co. Ltd.	3,409	72,516
Toyo Suisan Kaisha Ltd.	1,711	64,192
Zuken, Inc.	4,438	100,038

		441,574

See Notes to Financial Statements.

PGIM Jennison International Small-Mid Cap Opportunities Fund	13

Schedule of Investments (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Malaysia 1.0%

Heineken Malaysia Bhd	7,846	$38,282

Mexico 2.7%

Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	6,665	103,378

Netherlands 3.7%

Adyen NV, 144A*	15	21,414

Argenx SE, ADR*	315	122,198

		143,612

Poland 0.9%

Dino Polska SA, 144A*	537	35,051

South Korea 1.6%

Coupang, Inc.*	3,595	62,086

Sweden 1.9%

Hemnet Group AB	5,766	71,634

Switzerland 3.8%

Alcon, Inc.	1,176	71,360

On Holding AG (Class A Stock)*	4,334	76,235

		147,595

United Kingdom 14.9%

Abcam PLC*	2,451	37,940

Ashtead Group PLC	2,074	108,041

Compass Group PLC	5,549	116,872

Rentokil Initial PLC	28,267	176,389

Wise PLC (Class A Stock)*	17,759	135,267

		574,509

United States 8.7%

CyberArk Software Ltd.*	622	97,598

ICON PLC*	245	48,471

Waste Connections, Inc.	886	116,872

Willis Towers Watson PLC	327	71,355

		334,296

See Notes to Financial Statements.

14

Description	Shares	Value

COMMON STOCKS (Continued)

Uruguay 1.4%

Dlocal Ltd.*	2,420	$53,966

TOTAL LONG-TERM INVESTMENTS
(cost $3,817,410)		3,460,117

SHORT-TERM INVESTMENT 11.5%

UNAFFILIATED FUND
Dreyfus Government Cash Management (Institutional Shares) (cost $443,499)	443,499	443,499

TOTAL INVESTMENTS 101.0%
(cost $4,260,909)		3,903,616
Liabilities in excess of other assets (1.0)%		(39,026)

NET ASSETS 100.0%		$3,864,590

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

*	Non-income producing security.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Brazil	$105,490	$—	$—
Canada	569,405	—	—

See Notes to Financial Statements.

PGIM Jennison International Small-Mid Cap Opportunities Fund	15

Schedule of Investments (continued)

as of October 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
France	$—	$191,118	$—
Germany	—	109,830	—
Israel	127,271	—	—
Italy	—	351,020	—
Japan	—	441,574	—
Malaysia	—	38,282	—
Mexico	103,378	—	—
Netherlands	122,198	21,414	—
Poland	—	35,051	—
South Korea	62,086	—	—
Sweden	—	71,634	—
Switzerland	147,595	—	—
United Kingdom	—	574,509	—
United States	334,296	—	—
Uruguay	53,966	—	—
Short-Term Investment
Unaffiliated Fund	443,499	—	—

Total	$2,069,184	$1,834,432	$—

Industry Allocation:

The industry allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2022 were as follows:

Unaffiliated Fund	11.5%
Commercial Services & Supplies	9.7
IT Services	9.4
Textiles, Apparel & Luxury Goods	7.7
Internet & Direct Marketing Retail	5.9
Beverages	5.9
Health Care Equipment & Supplies	5.7
Software	5.5
Insurance	5.1
Multiline Retail	4.7
Chemicals	4.7
Biotechnology	4.2
Capital Markets	3.1
Hotels, Restaurants & Leisure	3.0

Trading Companies & Distributors	2.8%
Transportation Infrastructure	2.7
Real Estate Management & Development	2.4
Interactive Media & Services	1.9
Food Products	1.6
Diversified Telecommunication Services	1.3
Life Sciences Tools & Services	1.3
Food & Staples Retailing	0.9

101.0
Liabilities in excess of other assets	(1.0)

100.0%

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

as of October 31, 2022

Assets

Unaffiliated investments (cost $4,260,909)	$3,903,616
Dividends receivable	3,189
Tax reclaim receivable	100
Prepaid expenses	13,762

Total Assets	3,920,667

Liabilities

Audit fee payable	27,000
Custodian and accounting fees payable	14,939
Management fee payable	6,511
Shareholders’ reports payable	4,205
Accrued expenses and other liabilities	2,315
Trustees’ fees payable	800
Affiliated transfer agent fee payable	270
Distribution fee payable	37

Total Liabilities	56,077

Net Assets	$3,864,590

Net assets were comprised of:
Shares of beneficial interest, at par	$656
Paid-in capital in excess of par	6,489,656
Total distributable earnings (loss)	(2,625,722)

Net assets, October 31, 2022	$3,864,590

See Notes to Financial Statements.

PGIM Jennison International Small-Mid Cap Opportunities Fund	17

Statement of Assets and Liabilities

as of October 31, 2022

Class A

Net asset value and redemption price per share, ($107,021 ÷ 18,227 shares of beneficial interest issued and outstanding)	$5.87
Maximum sales charge (5.50% of offering price)	0.34

Maximum offering price to public	$6.21

Class C

Net asset value, offering price and redemption price per share, ($17,348 ÷ 2,979 shares of beneficial interest issued and outstanding)	$5.82

Class Z

Net asset value, offering price and redemption price per share, ($788,060 ÷ 133,810 shares of beneficial interest issued and outstanding)	$5.89

Class R6

Net asset value, offering price and redemption price per share, ($2,952,161 ÷ 501,000 shares of beneficial interest issued and outstanding)	$5.89

See Notes to Financial Statements.

18

Statement of Operations

Year Ended October 31, 2022

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $6,394 foreign withholding tax)	$33,452
Affiliated dividend income	62

Total income	33,514

Expenses
Management fee	49,770
Distribution fee(a)	401
Registration fees(a)	80,109
Custodian and accounting fees	54,711
Audit fee	27,000
Legal fees and expenses	23,591
Fund data services	21,391
Shareholders’ reports	15,528
Trustees’ fees	9,400
Transfer agent’s fees and expenses (including affiliated expense of $1,536)(a)	3,089
Miscellaneous	14,086

Total expenses	299,076
Less: Fee waiver and/or expense reimbursement(a)	(246,026)

Net expenses	53,050

Net investment income (loss)	(19,536)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	(2,229,412)
Foreign currency transactions	(1,471)

(2,230,883)

Net change in unrealized appreciation (depreciation) on:
Investments	(287,941)
Foreign currencies	(24)

(287,965)

Net gain (loss) on investment and foreign currency transactions	(2,518,848)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(2,538,384)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	226	175	—	—
Registration fees	24,021	22,771	24,122	9,195
Transfer agent’s fees and expenses	826	168	1,982	113
Fee waiver and/or expense reimbursement	(28,360)	(23,584)	(59,080)	(135,002)

See Notes to Financial Statements.

PGIM Jennison International Small-Mid Cap Opportunities Fund	19

Statements of Changes in Net Assets

	Year Ended October 31, 2022	September 14, 2021* through October 31, 2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$(19,536)	$(5,062)
Net realized gain (loss) on investment and foreign currency transactions	(2,230,883)	(39,377)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(287,965)	(69,377)

Net increase (decrease) in net assets resulting from operations	(2,538,384)	(113,816)

Fund share transactions
Net proceeds from shares sold	1,171,607	5,720,966
Cost of shares purchased	(375,783)	—

Net increase (decrease) in net assets from Fund share transactions	795,824	5,720,966

Total increase (decrease)	(1,742,560)	5,607,150

Net Assets:
Beginning of period	5,607,150	—

End of period	$3,864,590	$5,607,150

*	Commencement of operations.

See Notes to Financial Statements.

20

Financial Highlights

Class A Shares
	Year Ended October 31, 2022	September 14, 2021(a) through October 31, 2021
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.76	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.85)	(0.23)
Total from investment operations	(3.89)	(0.24)
Net asset value, end of period	$5.87	$9.76
Total Return(c) :	(39.86)%	(2.40)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$107	$15
Average net assets (000)	$90	$12
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.41%	1.41	%(e)
Expenses before waivers and/or expense reimbursement	32.83%	167.90	%(e)
Net investment income (loss)	(0.55)%	(1.13	)%(e)
Portfolio turnover rate(f)	188%	15%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison International Small-Mid Cap Opportunities Fund	21

Financial Highlights (continued)

Class C Shares
	Year Ended October 31, 2022	September 14, 2021(a) through October 31, 2021
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.75	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.84)	(0.23)
Total from investment operations	(3.93)	(0.25)
Net asset value, end of period	$5.82	$9.75
Total Return(c):	(40.31)%	(2.50)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$17	$10
Average net assets (000)	$18	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	2.16%	2.16	%(e)
Expenses before waivers and/or expense reimbursement	136.82%	206.96	%(e)
Net investment income (loss)	(1.32)%	(1.81	)%(e)
Portfolio turnover rate(f)	188%	15%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

22

Class Z Shares
	Year Ended October 31, 2022	September 14, 2021(a) through October 31, 2021
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.76	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.84)	(0.22)
Total from investment operations	(3.87)	(0.24)
Net asset value, end of period	$5.89	$9.76
Total Return(c):	(39.65)%	(2.40)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$788	$690
Average net assets (000)	$953	$128
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.16%	1.16	%(e)
Expenses before waivers and/or expense reimbursement	7.36%	22.37	%(e)
Net investment income (loss)	(0.42)%	(1.09	)%(e)
Portfolio turnover rate(f)	188%	15%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison International Small-Mid Cap Opportunities Fund	23

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31, 2022	September 14, 2021(a) through October 31, 2021
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.76	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.84)	(0.23)
Total from investment operations	(3.87)	(0.24)
Net asset value, end of period	$5.89	$9.76
Total Return(c) :	(39.65)%	(2.40)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,952	$4,892
Average net assets (000)	$3,635	$4,836
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.11%	1.11	%(e)
Expenses before waivers and/or expense reimbursement	4.82%	5.20	%(e)
Net investment income (loss)	(0.41)%	(0.76	)%(e)
Portfolio turnover rate(f)	188%	15%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized, with the exception of certain non-recurring expenses.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

24

Notes to Financial Statements

1.   Organization

Prudential Investment Portfolios 12 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Jennison International Small-Mid Cap Opportunities Fund (the “Fund”), a series of the RIC. The Fund is classified as a non-diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek long-term growth of capital.

2.   Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM Jennison International Small-Mid Cap Opportunities Fund	25

Notes to Financial Statements (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

26

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial

PGIM Jennison International Small-Mid Cap Opportunities Fund	27

Notes to Financial Statements (continued)

statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Offering and Organization Costs: Offering costs paid in connection with the initial offering of shares of the Fund are being amortized on a straight-line basis over twelve months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed as incurred.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net

28

investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency

Net Investment Income	Annually

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.   Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “Subadviser”). The Manager pays for the services of Jennison.

Fees payable under the management agreement are computed daily and paid monthly.For the reporting period ended October 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements

1.06% of average daily net assets up to $1 billion;	1.06%

1.04% of average daily net assets from $1 billion to $3 billion;

1.02% of average daily net assets from $3 billion to $5 billion;

PGIM Jennison International Small-Mid Cap Opportunities Fund	29

Notes to Financial Statements (continued)

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements

1.00% of average daily net assets from $5 billion to $10 billion; and

0.98% of average daily net assets over $10 billion.

The Manager has contractually agreed, through February 29, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	1.41%
C	2.16
Z	1.16
R6	1.11

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

30

The Fund’s annual gross and net distribution rate, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.25%	0.25%
C	1.00	1.00
Z	N/A	N/A
R6	N/A	N/A

For the year ended October 31, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$1,900	$—
C	—	—

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.   Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”),a fund of Prudential Investment Portfolios 2,registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2022, no 17a-7 transactions were entered into by the Fund.

PGIM Jennison International Small-Mid Cap Opportunities Fund	31

Notes to Financial Statements (continued)

5.   Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales
$8,752,914	$8,317,821

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Ultra Short Bond Fund(1)(wb)
$40,269	$1,617,263	$1,657,532	$—	$—	$—	—	$62

(1)	The Fund did not have any capital gain distributions during the reporting period.
(wb)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

6.   Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the tax year ended October 31, 2022, the adjustments were to increase total distributable earnings (loss) and decrease paid-in capital in excess of par by $21,007 due to a net operating loss. Net investment income (loss), net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2022 and the period ended October 31, 2021, there was no distributions paid by the Fund.

As of October 31, 2022, there were no undistributed earnings on a tax basis.

32

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$4,328,999	$185,036	$(610,419)	$(425,383)

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2022 of approximately $2,200,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2022 are subject to such review.

7.   Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, currently divided into four classes, designated Class A, Class C, Class Z and Class R6.

PGIM Jennison International Small-Mid Cap Opportunities Fund	33

Notes to Financial Statements (continued)

As of October 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares

A	1,000	5.5%

C	1,000	33.6

Z	1,000	0.7

R6	501,000	100.0

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	1	76.2%
Unaffiliated	1	13.6

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A

Year ended October 31, 2022:

Shares sold	29,612	$219,702

Shares purchased	(12,970)	(91,539)

Net increase (decrease) in shares outstanding	16,642	$128,163

Period ended October 31, 2021*:

Shares sold	1,585	$15,500

Net increase (decrease) in shares outstanding	1,585	$15,500

Class C

Year ended October 31, 2022:

Shares sold	1,979	$17,092

Net increase (decrease) in shares outstanding	1,979	$17,092

Period ended October 31, 2021*:

Shares sold	1,000	$10,000

Net increase (decrease) in shares outstanding	1,000	$10,000

Class Z

Year ended October 31, 2022:

Shares sold	100,014	$934,813

Shares purchased	(36,867)	(284,244)

Net increase (decrease) in shares outstanding	63,147	$650,569

34

Share Class	Shares	Amount

Period ended October 31, 2021*:

Shares sold	70,663	$685,514

Net increase (decrease) in shares outstanding	70,663	$685,514

Class R6**

Period ended October 31, 2021*:

Shares sold	501,000	$5,009,952

Net increase (decrease) in shares outstanding	501,000	$5,009,952

*	Commencement of operations was September 14, 2021.
**	No capital stock activity on Class R6 for the year ended October 31, 2022.

8.   Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended October 31, 2022.

PGIM Jennison International Small-Mid Cap Opportunities Fund	35

Notes to Financial Statements (continued)

9.   Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Country Risk: Changes in the business environment may adversely affect operating profits or the value of assets in a specific country. For example, financial factors such as currency controls, devaluation or regulatory changes or stability factors such as mass riots, civil war and other potential events may contribute to companies’ operational risks.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset

36

classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Geographic Concentration Risk: The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Growth Style Risk: The Fund’s growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for long periods of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other mutual funds.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

PGIM Jennison International Small-Mid Cap Opportunities Fund	37

Notes to Financial Statements (continued)

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant

38

negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

New Fund Risk: The Fund recently commenced operations. As a new and relatively small fund, the Fund’s performance may not represent how the Fund is expected to or may perform in the long term if it becomes larger and after it has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller funds. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, either of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for all shareholders. Such a liquidation could result in transaction costs and have negative tax consequences for shareholders.

Non-Diversified Investment Company Risk: The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

PGIM Jennison International Small-Mid Cap Opportunities Fund	39

Notes to Financial Statements (continued)

Small and Medium Capitalization Risk: Small and medium capitalization companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management expertise. As a result, their prices may fluctuate more than the stocks of larger, more established companies. Historically, small and mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. Small and mid-capitalization companies generally are less liquid than larger companies, which may make such investments more difficult to sell at the time and price that the Fund would like.

40

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 12 and Shareholders of PGIM Jennison International Small-Mid Cap Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison International Small-Mid Cap Opportunities Fund (one of the funds constituting Prudential Investment Portfolios 12, referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022 and the statement of changes in net assets and the financial highlights for the year ended October 31, 2022 and for the period September 14, 2021 (commencement of operations) through October 31, 2021, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year ended October 31, 2022, and the changes in its net assets and the financial highlights for the year ended October 31, 2022 and for the period September 14, 2021 (commencement of operations) through October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 16, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Jennison International Small-Mid Cap Opportunities Fund	41

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison International Small-Mid Cap Opportunities Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

		Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

		Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97

Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

		Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Jennison International Small-Mid Cap Opportunities Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM Jennison International Small-Mid Cap Opportunities Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer

Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).

Since April 2022

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer

Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.

Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM Jennison International Small-Mid Cap Opportunities Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.

Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Isabelle Sajous, Chief Compliance Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/ investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Jennison International Small-Mid Cap Opportunities Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec. gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON INTERNATIONAL SMALL-MID CAP OPPORTUNITIES FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PAHWX	PAILX	PAINX	PAIOX

CUSIP	744336561	744336553	744336546	744336538

MF248E

PGIM JENNISON NEXTGENERATION GLOBAL

OPPORTUNITIES FUND

ANNUAL REPORT

OCTOBER 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2022 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison NextGeneration Global Opportunities Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of Ukraine. With inflation surging to a 40-year high, the Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison NextGeneration Global Opportunities Fund

December 15, 2022

PGIM Jennison NextGeneration Global Opportunities Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual One Year (%)	Total Returns as of 10/31/22 Since Inception (%)

Class A

(with sales charges)	-46.03	-42.14 (09/14/2021)

(without sales charges)	-42.89	-39.17 (09/14/2021)

Class C

(with sales charges)	-43.90	-39.64 (09/14/2021)

(without sales charges)	-43.33	-39.64 (09/14/2021)

Class Z

(without sales charges)	-42.79	-39.08 (09/14/2021)

Class R6

(without sales charges)	-42.74	-38.98 (09/14/2021)

MSCI All Country World Small Mid Cap Index

	-22.25	-19.36

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the MSCI All Country World Small Mid Cap Index by portraying the initial account values at the commencement of operations for Class Z shares (September 14, 2021) and the account values at the end of the current fiscal year (October 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison NextGeneration Global Opportunities Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definition

MSCI All Country World Small Mid Cap Index—The Morgan Stanley Capital International All Country World Small Mid Cap Index (MSCI ACWI SMID Cap Index) captures mid- and small-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With 7,846 constituents, the index covers approximately 28% of the free float-adjusted market capitalization in each country.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/22

Ten Largest Holdings	Line of Business	Country	% of Net Assets
Dollarama, Inc.	Multiline Retail	Canada	4.6%
Booz Allen Hamilton Holding Corp.	Professional Services	United States	4.5%
Rentokil Initial plc	Commercial Services & Supplies	United Kingdom	3.9%
Paylocity Holding Corp.	Software	United States	3.9%
Casella Waste Systems, Inc. (Class A Stock)	Commercial Services & Supplies	United States	3.9%
Wise plc (Class A Stock)	IT Services	United Kingdom	3.4%
Flywire Corp.	IT Services	United States	3.3%
HEICO Corp.	Aerospace & Defense	United States	3.3%
Enphase Energy, Inc.	Semiconductors & Semiconductor Equipment	United States	3.2%
Argenx SE, ADR	Biotechnology	Netherlands	3.1%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison NextGeneration Global Opportunities Fund	7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Jennison Next Generation Global Opportunities Fund’s Class Z shares returned –42.79% in the 12-month reporting period that ended October 31, 2022, underperforming the –22.25% return of the MSCI All Country World Small Mid Cap Index (the Index).

What were the market conditions?

•

During the reporting period, the investment backdrop changed from one of stimulus and spending to one of inflation and tightening financial conditions, with the need to control inflation moving aggressively to the fore.

•

The investment environment at the start of 2022 was clouded by continued uncertainties related to the COVID-19 pandemic, inflation, and the prospect of slowing growth on the back of the Fed’s plans for policy tightening. The brutal military conflict in Ukraine added a dangerous new dimension of uncertainty in late February. Commodity prices rose sharply, led by crude oil, as the sanctions imposed on Russia by the US and European Union made it difficult for the world’s largest oil exporter to complete transactions.

•

As the year progressed, stock prices continued to suffer from the impacts of the war in Ukraine, unexpectedly high inflation, aggressive monetary tightening, and declining growth prospects around the globe.

•

Within the Index, only the energy sector generated positive returns, up nearly 38% for the period. The largest declines came from the communication services, consumer discretionary, and information technology sectors.

What worked?

•	Despite a challenging investment environment, especially for growth stocks, a number of holdings generated solid gains.

•

Shares in Wise plc, a London-based provider of cross-border money-transfer services for personal and business customers, rose during the second half of the reporting period on increasing earnings and revenues. Jennison takes a favorable view of the company’s position as a low-cost provider in a structurally attractive market and believes it will continue to benefit from the ongoing shift to digital payments and cross-border e-commerce.

•

Booz Allen Hamilton Holding Corp. is a consulting firm with expertise in analytics, digital, engineering, and cyber with a focus on businesses, government, and military organizations. Shares benefited from the company’s positive trends in organic growth, margins, cash flow, bookings, and hiring. Jennison sees the company as well positioned in fast-growth areas, as well as leading the US government’s technology adoption efforts.

•	Toast Inc. is a restaurant point-of-sale and management system that helps restaurants improve operations, increase sales, and create a better guest experience. The

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company experienced solid top- and bottom-line growth as restaurants prioritized cloud investments. Jennison continues to like Toast’s prospects given its long growth runway and the unique needs of restaurants.

•

Shares of Argenx SE continued to rise on the strength of approval by the US Food and Drug Administration (the FDA) of Vygart, the company’s treatment for Myasthenia gravis, an autoimmune disease, and Argenx’s first drug to receive FDA approval. In Jennison’s view, Argenx has a solid management team, a smart business and commercialization strategy, and a compelling research and development engine to continue to build out its pipeline.

•

Deckers Outdoor Corp. designs and distributes fashion and performance lifestyle footwear. The company’s UGG and HOKA brands are experiencing strong growth and driving financial performance. Jennison expects momentum will continue.

What didn’t work?

•

In consumer discretionary, positions in Italian luxury goods maker Moncler S.p.A. and US online travel marketplace Expedia Group Inc. were among the Fund’s most significant detractors. Moncler shares were down early in the period despite the company’s consistently positive financial performance, perhaps due to macroeconomic concerns. Jennison likes Moncler’s growth potential, entrepreneurial management, distinctive brand positioning, and solid financial structure. Expedia shares declined due to weak performance in its VRBO unit, as well as a degree of cost inflation, primarily in wages. The position was sold during the reporting period.

•	In healthcare, the Fund’s position in Italy-based hearing care company Amplifon S.p.A. was sold due to the company’s large exposure to retail, which could weaken in the current environment.

•

In information technology, US-based Dynatrace Inc. and Japan-based Smaregi Inc. were the Fund’s worst performers. Dynatrace is a software vendor that enables large enterprises to monitor, manage, and secure their applications. Shares were weak along with other high-valuation software companies, and the Fund’s position was eliminated. Smaregi, a low-cost, high-performance, cloud-based point-of-sale system for retail stores was eliminated from the Fund, during the reporting period, on signs of slowing growth.

Current outlook

•

As of the end of the reporting period, the Fed’s inflation flight has been joined by central banks around the world. Tighter domestic liquidity in many economies and the pain caused by the US dollar’s surge further cloud the global outlook.

•

Growth appears poised to decelerate across Europe heading into a winter that will likely feature industrial shutdowns, fuel rationing, and lowered thermostats to offset the loss of Russian gas. Russia’s move to formally annex Eastern Ukrainian territory leaves seemingly little room for a resolution of the conflict in the near term and continues to depress sentiment. China is still coming to terms with the impacts of its “Zero-COVID” policy, and more lockdowns cannot be ruled out as a result.

PGIM Jennison NextGeneration Global Opportunities Fund	9

Strategy and Performance Overview* (continued)

•

Share price declines in the period reflected a combination of an increase in risk aversion and lower price/earnings ratios in the face of higher interest rates. The presumption of slowing growth and possible recession is now challenging revenue estimates and profit margin assumptions. Jennison’s continued focus on the fundamental growth prospects for the Fund’s holdings requires an understanding of the difficulties and uncertainty created by the macroeconomic environment.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

10	Visit our website at pgim.com/investments

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Jennison NextGeneration Global Opportunities Fund	11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison NextGeneration Global Opportunities Fund		Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 885.10	1.32%	$ 6.27
	Hypothetical	$1,000.00	$1,018.55	1.32%	$ 6.72

Class C	Actual	$1,000.00	$ 882.80	2.07%	$ 9.82
	Hypothetical	$1,000.00	$1,014.77	2.07%	$10.51

Class Z	Actual	$1,000.00	$ 885.30	1.07%	$ 5.08
	Hypothetical	$1,000.00	$1,019.81	1.07%	$ 5.45

Class R6	Actual	$1,000.00	$ 886.80	1.02%	$ 4.85
	Hypothetical	$1,000.00	$1,020.06	1.02%	$ 5.19

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

12	Visit our website at pgim.com/investments

Schedule of Investments

as of October 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 92.4%

COMMON STOCKS

Brazil 2.7%
MercadoLibre, Inc.*	188	$169,505

Canada 7.5%
Dollarama, Inc.	4,893	290,738
FirstService Corp.	1,467	183,393

		474,131

France 2.0%
Remy Cointreau SA	831	127,091

Germany 2.8%
Symrise AG	1,741	177,708

Italy 2.4%
Moncler SpA	3,563	153,723

Japan 1.0%
Menicon Co. Ltd.	3,747	63,976

Netherlands 3.7%
Adyen NV, 144A*	25	35,690
Argenx SE, ADR*	511	198,232

		233,922

South Korea 1.6%
Coupang, Inc.*	5,796	100,097

Sweden 1.8%
Hemnet Group AB	9,044	112,358

Switzerland 1.9%
Alcon, Inc.	1,978	120,025

United Kingdom 8.3%
Abcam PLC*	3,953	61,190
Ashtead Group PLC	41	2,136
Rentokil Initial PLC	40,011	249,673
Wise PLC (Class A Stock)*	28,389	216,233

		529,232

See Notes to Financial Statements.

PGIM Jennison NextGeneration Global Opportunities Fund	13

Schedule of Investments (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

United States 56.7%

Alkami Technology, Inc.*	5,622	$89,109
Beauty Health Co. (The)*	11,203	128,050
Booz Allen Hamilton Holding Corp.	2,627	285,949
Casella Waste Systems, Inc. (Class A Stock)*	3,013	246,494
CoStar Group, Inc.*	1,743	144,181
CyberArk Software Ltd.*	1,007	158,008
Deckers Outdoor Corp.*	561	196,311
Definitive Healthcare Corp.*	2,171	34,258
Enphase Energy, Inc.*	652	200,164
FactSet Research Systems, Inc.	296	125,945
Flywire Corp.*	9,654	211,905
Gartner, Inc.*	635	191,719
HEICO Corp.	1,287	209,318
MongoDB, Inc.*	241	44,110
Morningstar, Inc.	569	132,111
Paylocity Holding Corp.*	1,074	248,943
Performance Food Group Co.*	3,482	181,203
Ryan Specialty Holdings, Inc.*	2,212	99,208
Service Corp. International	2,699	163,586
Sprout Social, Inc. (Class A Stock)*	545	32,880
Toast, Inc. (Class A Stock)*	4,296	94,899
United Therapeutics Corp.*	628	144,773
WillScot Mobile Mini Holdings Corp.*	2,243	95,395
ZoomInfo Technologies, Inc.*	3,180	141,605

		3,600,124

TOTAL LONG-TERM INVESTMENTS (cost $5,812,933)		5,861,892

SHORT-TERM INVESTMENT 6.6%

UNAFFILIATED FUND
Dreyfus Government Cash Management (Institutional Shares) (cost $420,050)	420,050	420,050

TOTAL INVESTMENTS 99.0% (cost $6,232,983)		6,281,942
Other assets in excess of liabilities 1.0%		63,678

NET ASSETS 100.0%		$6,345,620

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

See Notes to Financial Statements.

14

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

*	Non-income producing security.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Brazil	$169,505	$—	$—
Canada	474,131	—	—
France	—	127,091	—
Germany	—	177,708	—
Italy	—	153,723	—
Japan	—	63,976	—
Netherlands	198,232	35,690	—
South Korea	100,097	—	—
Sweden	—	112,358	—
Switzerland.	120,025	—	—
United Kingdom	—	529,232	—
United States	3,600,124	—	—
Short-Term Investment
Unaffiliated Fund	420,050	—	—

Total	$5,082,164	$1,199,778	$—

Industry Allocation:

The industry allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2022 were as follows:

IT Services	12.5%
Software	8.3
Commercial Services & Supplies	7.8
Professional Services	6.8

Unaffiliated Fund	6.6%
Biotechnology	6.4
Textiles, Apparel & Luxury Goods	5.5
Multiline Retail	4.6

See Notes to Financial Statements.

PGIM Jennison NextGeneration Global Opportunities Fund	15

Schedule of Investments (continued)

as of October 31, 2022

Industry Allocation (continued):

Internet & Direct Marketing Retail	4.3%
Capital Markets	4.1
Interactive Media & Services	4.0
Aerospace & Defense	3.3
Semiconductors & Semiconductor Equipment	3.1
Health Care Equipment & Supplies	2.9
Real Estate Management & Development	2.9
Food &Staples Retailing	2.9
Chemicals	2.8
Diversified Consumer Services	2.6
Personal Products	2.0
Beverages	2.0

Insurance	1.6%
Construction & Engineering	1.5
Health Care Technology	0.5
Trading Companies & Distributors	0.0 *

99.0
Other assets in excess of liabilities	1.0

100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

as of October 31, 2022

Assets
Unaffiliated investments (cost $6,232,983)	$6,281,942
Receivable for investments sold	125,284
Dividends receivable	1,094
Tax reclaim receivable	644
Receivable for Fund shares sold	175
Prepaid expenses	13,774

Total Assets	6,422,913

Liabilities
Audit fee payable	27,000
Management fee payable	23,368
Custodian and accounting fees payable	16,406
Shareholders’ reports payable	4,205
Accrued expenses and other liabilities	2,656
Payable for investments purchased	2,234
Trustees’ fees payable	857
Affiliated transfer agent fee payable	480
Distribution fee payable	87

Total Liabilities	77,293

Net Assets	$6,345,620

Net assets were comprised of:
Shares of beneficial interest, at par	$1,110
Paid-in capital in excess of par	25,276,869
Total distributable earnings (loss)	(18,932,359)

Net assets, October 31, 2022	$6,345,620

See Notes to Financial Statements.

PGIM Jennison NextGeneration Global Opportunities Fund	17

Statement of Assets and Liabilities

as of October 31, 2022

Class A
Net asset value and redemption price per share, ($290,793 ÷ 51,000 shares of beneficial interest issued and outstanding)	$5.70
Maximum sales charge (5.50% of offering price)	0.33

Maximum offering price to public	$6.03

Class C
Net asset value, offering price and redemption price per share, ($33,554 ÷ 5,939 shares of beneficial interest issued and outstanding)	$5.65

Class Z
Net asset value, offering price and redemption price per share, ($3,155,743 ÷ 552,066 shares of beneficial interest issued and outstanding)	$5.72

Class R6
Net asset value, offering price and redemption price per share, ($2,865,530 ÷ 501,000 shares of beneficial interest issued and outstanding)	$5.72

See Notes to Financial Statements.

18

Statement of Operations

Year Ended October 31, 2022

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $4,469 foreign withholding tax)	$48,545
Income from securities lending, net (including affiliated income of $146)	12,957
Affiliated dividend income	1,136

Total income	62,638

Expenses
Management fee	219,607
Distribution fee(a)	1,066
Registration fees(a)	88,898
Custodian and accounting fees	61,776
Transfer agent’s fees and expenses (including affiliated expense of $2,780)(a)	30,806
Audit fee	27,000
Legal fees and expenses	23,668
Shareholders’ reports	15,736
Trustees’ fees	9,667
Offering fees	7,660
Miscellaneous	29,463

Total expenses	515,347
Less: Fee waiver and/or expense reimbursement(a)	(273,150)

Net expenses	242,197

Net investment income (loss)	(179,559)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $55)	(18,877,779)
Foreign currency transactions	(16,353)

(18,894,132)

Net change in unrealized appreciation (depreciation) on:
Investments	(117,463)
Foreign currencies	(1,006)

(118,469)

Net gain (loss) on investment and foreign currency transactions	(19,012,601)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(19,192,160)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	758	308	—	—
Registration fees	24,847	22,996	31,635	9,420
Transfer agent’s fees and expenses	1,017	188	29,481	120
Fee waiver and/or expense reimbursement	(31,295)	(23,838)	(149,084)	(68,933)

See Notes to Financial Statements.

PGIM Jennison NextGeneration Global Opportunities Fund	19

Statements of Changes in Net Assets

	Year Ended October 31, 2022	September 14, 2021* through October 31, 2021

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(179,559)	$(6,712)
Net realized gain (loss) on investment and foreign currency transactions	(18,894,132)	(103,631)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(118,469)	167,257

Net increase (decrease) in net assets resulting from operations	(19,192,160)	56,914

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	56,572,760	9,299,758
Cost of shares purchased	(40,390,802)	(850)

Net increase (decrease) in net assets from Fund share transactions	16,181,958	9,298,908

Total increase (decrease)	(3,010,202)	9,355,822

Net Assets:
Beginning of period	9,355,822	—

End of period	$6,345,620	$9,355,822

*	Commencement of operations.

See Notes to Financial Statements.

20

Financial Highlights

Class A Shares
	Year Ended October 31, 2022	September 14, 2021(a) through October 31, 2021
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.98	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.23)	-	(c)
Total from investment operations	(4.28)	(0.02)
Net asset value, end of period	$5.70	$9.98
Total Return(d):	(42.89)%	(0.20)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$291	$32
Average net assets (000)	$303	$14
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.31%	1.31	%(f)
Expenses before waivers and/or expense reimbursement	11.63%	144.66	%(f)
Net investment income (loss)	(0.69)%	(1.20	)%(f)

Portfolio turnover rate(g)	464%	14%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized, with the exception of certain non-recurring expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison NextGeneration Global Opportunities Fund	21

Financial Highlights (continued)

Class C Shares
	Year Ended October 31, 2022	September 14, 2021(a) through October 31, 2021
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.97	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.23)	(0.01	)(c)
Total from investment operations	(4.32)	(0.03)
Net asset value, end of period	$5.65	$9.97
Total Return(d):	(43.33)%	(0.30)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$34	$10
Average net assets (000)	$31	$10
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	2.06%	2.06	%(f)
Expenses before waivers and/or expense reimbursement	79.47%	203.59	%(f)
Net investment income (loss)	(1.33)%	(1.90	)%(f)
Portfolio turnover rate(g)	464%	14%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized, with the exception of certain non-recurring expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

22

Class Z Shares
	Year Ended October 31, 2022	September 14, 2021(a) through October 31, 2021
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.98	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.07)	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.19)	-	(c)
Total from investment operations	(4.26)	(0.02)
Net asset value, end of period	$5.72	$9.98
Total Return(d):	(42.79)%	(0.20)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3,156	$4,311
Average net assets (000)	$19,040	$901
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.06%	1.06	%(f)
Expenses before waivers and/or expense reimbursement	1.84%	6.91	%(f)
Net investment income (loss)	(0.85)%	(1.01	)%(f)
Portfolio turnover rate(g)	464%	14%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized, with the exception of certain non-recurring expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison NextGeneration Global Opportunities Fund	23

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31, 2022	September 14, 2021(a) through October 31, 2021
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$9.99	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.24)	-	(c)
Total from investment operations	(4.27)	(0.01)
Net asset value, end of period	$5.72	$9.99
Total Return(d):	(42.74)%	(0.10)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2,866	$5,003
Average net assets (000)	$3,502	$4,900
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	1.01%	1.01	%(f)
Expenses before waivers and/or expense reimbursement	2.98%	4.44	%(f)
Net investment income (loss)	(0.45)%	(0.85	)%(f)
Portfolio turnover rate(g)	464%	14%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Amount rounds to zero.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized, with the exception of certain non-recurring expenses.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

24

Notes to Financial Statements

1.    Organization

Prudential Investment Portfolios 12 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Jennison NextGeneration Global Opportunities Fund (the “Fund”), a series of the RIC. The Fund is classified as a non-diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek long-term growth of capital.

2.    Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM Jennison NextGeneration Global Opportunities Fund	25

Notes to Financial Statements (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

26

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the

PGIM Jennison NextGeneration Global Opportunities Fund	27

Notes to Financial Statements (continued)

Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative

28

proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Offering and Organization Costs: Offering costs paid in connection with the initial offering of shares of the Fund are being amortized on a straight-line basis over twelve months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund were expensed as incurred.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency

Net Investment Income	Annually

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.    Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

PGIM Jennison NextGeneration Global Opportunities Fund	29

Notes to Financial Statements (continued)

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements

0.96% of average daily net assets up to $1 billion;	0.96%

0.94% of average daily net assets from $1 billion to $3 billion;

0.92% of average daily net assets from $3 billion to $5 billion;

0.90% of average daily assets from $5 billion to $10 billion; and

0.88% of average daily net assets over $10 billion.

The Manager has contractually agreed, through February 29, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	1.31%
C	2.06
Z	1.06
R6	1.01

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C,

30

Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rate, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.25%	0.25%
C	1.00	1.00
Z	N/A	N/A
R6	N/A	N/A

For the year ended October 31, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$785	$—
C	—	—

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.    Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

PGIM Jennison NextGeneration Global Opportunities Fund	31

Notes to Financial Statements (continued)

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2022, no 17a-7 transactions were entered into by the Fund.

5.    Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales
$107,406,942	$91,412,411

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$1,333,645	$55,319,831	$56,653,476	$—	$—	$—	—	$1,136

PGIM Institutional Money Market Fund(1)(b)(wa)
—	808,773	808,828	—	55	—	—	146	(2)
$1,333,645	$56,128,604	$57,462,304	$—	$55	$—		$1,282

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.    Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in-capital in excess of par on the

32

Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the period ended October 31, 2022 the adjustments were to increase total distributable earnings (loss) and decrease paid-in capital in excess of par by $195,912 primarily due to a net operating loss. Net investment income, net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2022 and the period ended October 31, 2021, there were no distributions paid by the Fund.

As of October 31, 2022, there were no undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$6,531,014	$438,363	$(687,435)	$(249,072)

The difference between GAAP and tax basis was primarily due to deferred losses on wash sales.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2022 of approximately $18,683,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the two fiscal years up to the most recent fiscal year ended October 31, 2022 are subject to such review.

7.    Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years after

PGIM Jennison NextGeneration Global Opportunities Fund	33

Notes to Financial Statements (continued)

purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, currently divided into four classes, designated Class A, Class C, Class Z and Class R6.

As of October 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
A	1,000	2.0%
C	1,000	16.8
Z	1,000	0.2
R6	501,000	100.0

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	1	45.1%
Unaffiliated	2	37.8

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended October 31, 2022:
Shares sold	70,846	$ 611,331
Shares purchased	(18,011)	(123,164)
Net increase (decrease) in shares outstanding before conversion	52,835	488,167
Shares purchased upon conversion into other share class(es)	(5,020)	(38,002)
Net increase (decrease) in shares outstanding	47,815	$ 450,165

Period ended October 31, 2021*:
Shares sold	3,185	$ 31,473
Net increase (decrease) in shares outstanding	3,185	$ 31,473

34

Share Class	Shares	Amount

Class C
Year ended October 31, 2022:
Shares sold	4,939	$ 39,971
Net increase (decrease) in shares outstanding	4,939	$ 39,971

Period ended October 31, 2021*:
Shares sold	1,000	$10,000
Net increase (decrease) in shares outstanding	1,000	$10,000

Class Z
Year ended October 31, 2022:
Shares sold	5,629,835	$ 55,921,458
Shares purchased	(5,514,570)	(40,267,638)
Net increase (decrease) in shares outstanding before conversion	115,265	15,653,820
Shares issued upon conversion from other share class(es)	5,013	38,002
Net increase (decrease) in shares outstanding	120,278	$ 15,691,822

Period ended October 31, 2021*:
Shares sold	431,874	$ 4,248,285
Shares purchased	(86)	(850)
Net increase (decrease) in shares outstanding	431,788	$ 4,247,435

Class R6**

Period ended October 31, 2021*:
Shares sold	501,000	$ 5,010,000
Net increase (decrease) in shares outstanding	501,000	$ 5,010,000

*	Commencement of operations was September 14, 2021.
**	No capital stock activity on Class R6 for the year ended October 31, 2022.

8.    Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$1,200,000,000	$1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

PGIM Jennison NextGeneration Global Opportunities Fund	35

Notes to Financial Statements (continued)

	Current SCA	Prior SCA
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2022. The average daily balance for the 6 days that the Fund had loans outstanding during the period was approximately $1,462,000, borrowed at a weighted average interest rate of 1.64%. The maximum loan outstanding amount during the period was $2,500,000. At October 31, 2022, the Fund did not have an outstanding loan amount.

9.    Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Country Risk: Changes in the business environment may adversely affect operating profits or the value of assets in a specific country. For example, financial factors such as currency controls, devaluation or regulatory changes or stability factors such as mass riots, civil war and other potential events may contribute to companies’ operational risks.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or

36

stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

PGIM Jennison NextGeneration Global Opportunities Fund	37

Notes to Financial Statements (continued)

Geographic Concentration Risk: The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Growth Style Risk: The Fund’s growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for long periods of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other mutual funds.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

38

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

New Fund Risk: The Fund recently commenced operations. As a new and relatively small fund, the Fund’s performance may not represent how the Fund is expected to or may

PGIM Jennison NextGeneration Global Opportunities Fund	39

Notes to Financial Statements (continued)

perform in the long term if it becomes larger and after it has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller funds. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, either of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for all shareholders. Such a liquidation could result in transaction costs and have negative tax consequences for shareholders.

Non-Diversified Investment Company Risk: The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Small and Medium Capitalization Risk: Small and medium capitalization companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management expertise. As a result, their prices may fluctuate more than the stocks of larger, more established companies. Historically, small and mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. Small and mid-capitalization companies generally are less liquid than larger companies, which may make such investments more difficult to sell at the time and price that the Fund would like.

40

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 12 and Shareholders of PGIM Jennison NextGeneration Global Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison NextGeneration Global Opportunities Fund (one of the funds constituting Prudential Investment Portfolios 12, referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022 and the statement of changes in net assets and the financial highlights for the year ended October 31, 2022 and for the period September 14, 2021 (commencement of operations) through October 31, 2021, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year ended October 31, 2022, and the changes in its net assets and the financial highlights for the year ended October 31, 2022 and for the period September 14, 2021 (commencement of operations) through October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 16, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Jennison NextGeneration Global Opportunities Fund	41

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison NextGeneration Global Opportunities Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97	Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison NextGeneration Global Opportunities Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Jennison NextGeneration Global Opportunities Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer	Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).	Since April 2022

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM Jennison NextGeneration Global Opportunities Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

Visit our website at pgim.com/investments

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Isabelle Sajous, Chief Compliance Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Jennison NextGeneration Global Opportunities Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

  Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON NEXTGENERATION GLOBAL OPPORTUNITIES FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PAHSX	PAHTX	PAHUX	PAHVX

CUSIP	744336611	744336595	744336587	744336579

MF247E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2022 and October 31, 2021, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $106,700 and $106,700, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2022 and October 31, 2021: none.

(c) Tax Fees

For the fiscal years ended October 31, 2022 and October 31, 2021: none.

(d) All Other Fees

For the fiscal years ended October 31, 2022 and October 31, 2021: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2)	Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended October 31, 2022	Fiscal Year Ended October 31, 2021

4(b)	Not applicable.	Not applicable.

4(c)	Not applicable.	Not applicable.

4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2022 and October 31, 2021 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 12

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 16, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 16, 2022

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	December 16, 2022